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OCTOBER 19, 1998

                            DATED: October 19, 1998.

BETWEEN:

                          CIBC DEVELOPMENT CORPORATION

                                     - AND -

                      LOYALTY MANAGEMENT GROUP CANADA INC.





                              5055 SATELLITE DRIVE
                           INDUSTRIAL LEASE AGREEMENT
                               Mississauga, Ontario

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                   5055 SATELLITE DRIVE, MISSISSAUGA, ONTARIO

                                INDUSTRIAL LEASE

                                TABLE OF CONTENTS

ARTICLE I - BASIC LEASE TERMS

Section 1.01      Variable Defined Terms
Section 1.02      Standard Definitions

ARTICLE II - LEASED PREMISES - TERM - RENT

Section 2.01      Leased Premises and Term
Section 2.02      Use of Additional Areas
Section 2.03      Construction of the Leased Premises
Section 2.04      Adjustment of Areas
Section 2.05      Agreement to Pay
Section 2.06      Basic Rent
Section 2.07      Late Payment Charge
Section 2.08      Net Lease
Section 2.09      Acknowledgement of Commencement Date

ARTICLE III - TAXES AND OPERATING COSTS

Section 3.01      Taxes Payable by Landlord
Section 3.02      Tenant's Share of Taxes
Section 3.03      Tenant's Proportionate Share of Operating Costs
Section 3.04      Management Fee
Section 3.05      Tenant's Taxes
Section 3.06      Tenant's Responsibility
Section 3.07      Payment of Estimated Taxes, Operating Costs & Management Fee

ARTICLE IV - COMPLEX - CONTROL AND SERVICES

Section 4.01      Control of the Complex by the Landlord
Section 4.02      Substitution

ARTICLE V - UTILITIES AND ADDITIONAL SERVICES

Section 5.01      Charges for Utilities
Section 5.02      Additional Services of the Landlord
Section 5.03      Third Party Services

ARTICLE VI - USE OF LEASED PREMISES

Section 6.01      Use of the Leased Premises
Section 6.02      Observance of Law
Section 6.03      Energy Conservation
Section 6.04      Odours, Dust or Noise
Section 6.05      Obstructions
Section 6.06      Outside Areas
Section 6.07      Environmental Law

ARTICLE VII - INSURANCE AND INDEMNITY

Section 7.01      Tenant's Insurance
Section 7.02      Increase in Insurance Premiums
Section 7.03      Cancellation of Insurance
Section 7.04      Loss or Damage
Section 7.05      Landlord's Insurance
Section 7.06      Indemnification of the Landlord
Section 7.07      Limitations of Liability

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ARTICLE VIII - MAINTENANCE, REPAIRS AND ALTERATIONS

Section 8.01      Maintenance and Repairs by the Tenant
Section 8.02      Landlord's Approval of the Tenant's Repairs
Section 8.03      Maintenance and Repairs by the Landlord
Section 8.04      Surrender of the Leased Premises
Section 8.05      Repair Where the Tenant is at Fault
Section 8.06      Tenant Not to Overload Facilities
Section 8.07      Tenant Not to Overload Floors
Section 8.08      Removal and Restoration by Tenant
Section 8.09      Notice by the Tenant
Section 8.10      Tenant to Discharge All Liens
Section 8.11      Signs and Advertising

ARTICLE IX - DAMAGE AND DESTRUCTION

Section 9.01      Destruction of the Leased Premises
Section 9.02      Destruction of the Complex
Section 9.03      Abrogation

ARTICLE X - TRANSFER AND SALE

Section 10.01     Assigning and Subletting
Section 10.02     Landlord's Right to Terminate
Section 10.03     Conditions of Transfer
Section 10.04     No Advertising of the Leased Premises
Section 10.05     Corporate Ownership
Section 10.06     Assignment by the Landlord
Section 10.07     Transfer Without Consent

ARTICLE XI - ACCESS AND ALTERATIONS

Section 11.01     Right of Entry
Section 11.02     Right to Show Leased Premises
Section 11.03     Entry Not Forfeiture
Section 11.04     Landlord's Covenant For Quiet Enjoyment
Section 11.05     Inspection

ARTICLE XII - STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

Section 12.01     Status Statement
Section 12.02     Subordination and Attornment
Section 12.03     Attorney
Section 12.04     Financial information
Section 12.05     Acknowledgment of Title

ARTICLE XIII - DEFAULT

Section 13.01     Right to Re-Enter
Section 13.02     Right to Re-Let
Section 13.03     Termination
Section 13.04     Accelerated Rent
section 13.05     Expenses
Section 13.06     Waiver of Exemption from Distress
Section 13.07     Landlord May Cure Tenant's Default or Perform Tenant's
                  Covenants
Section 13.08     Additional Rent
Section 13.09     Remedies Generally
Section 13.10     Holding Over
Section 13.11     No Waiver

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ARTICLE XIV - MISCELLANEOUS

Section 14.01     Rules and Regulations
Section 14.02     Security Deposit
Section 14.03     Pest Control
Section 14.04     Obligations as Covenants
Section 14.05     Amendments and Supplementary Lease Provisions
Section 14.06     Certificates
Section 14.07     Time
Section 14.08     Successors and Assigns
Section 14.09     Governing Law
Section 14.10     Headings
Section 14.11     Entire Agreement
Section 14.12     Severability
Section 14.13     No Option
Section 14.14     Occupancy Permit
Section 14.15     Place for Payments
Section 14.16     Extended Meanings
Section 14.17     No Partnership or Agency
Section 14.18     Unavoidable Delay
Section 14.19     Registration
Section 14.20     Joint & Several Liability
Section 14.21     Name of Complex
Section 14.22     Changes in Complex
Section 14.23     Compliance with the Planning Act

ARTICLE XV - INDEMNITY AGREEMENT - INTENTIONALLY DELETED

Section 15.01     Indemnity - Intentionally Deleted
Section 15.02     Further Assurances - Intentionally Deleted

SCHEDULES

Schedule "A" -    Legal Description of Lands
Schedule "B" -    Plan Showing Location of Leased Premises
Schedule "C" -    Rules and Regulations
Schedule "D" -    Acknowledgement of Commencement Date
Schedule "E" -    Supplementary Lease Provisions

                  1.    Tenant's Option to Terminate
                  2.    Tenant's Option to Renew
                  3.    Tenant's First Right to Lease
                  4.    Parking
                  5.    Communications Equipment
                  6.    Access to the Leased Premises
                  7.    Business Days

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                        5055 SATELLITE DRIVE, MISSISSAUGA

                                INDUSTRIAL LEASE

                                    ARTICLE 1

                                BASIC LEASE TERMS

SECTION 1.01 - VARIABLE DEFINED TERMS

         In this Lease the following terms will have the following meanings:

(1) "LEASE" means this lease dated the 19TH DAY OF OCTOBER, 1998, and includes all schedules annexed hereto, as from time to time amended in writing.

(2) "LANDLORD" - CIBC DEVELOPMENT CORPORATION and its successors and assigns.

(3) "LANDLORD'S ADDRESS" - Suite 2800, 145 King Street West, Toronto, Ontario, M5H 3T7 or such other address as is designated by the Landlord in Canada.

(4) "TENANT" - LOYALTY MANAGEMENT GROUP CANADA INC. and its successors and permitted assigns.

(5) "TENANT'S ADDRESS" - 4110 YONGE STREET, SUITE 200, TORONTO, ONTARIO, M2P 2B7, ATTENTION: VICE PRESIDENT, LEGAL SERVICES or such other address as is designated by the Tenant in Canada.

(6)      "INDEMNIFIER" - INTENTIONALLY DELETED.

(7)      "INDEMNIFIER'S ADDRESS" - INTENTIONALLY DELETED.

(8)      "LEASED PREMISES" - Those premises leased to the Tenant pursuant to
         Section 2.01 hereof, cross-hatched on Schedule "B" hereto, being the part of the building known as 5055 Satellite Drive, Mississauga, Ontario.

(9) "RENTABLE AREA OF THE LEASED PREMISES" - The Rentable Area of the Leased Premises being approximately 40,000 square feet of area determined in accordance with Section 1.02 (21) hereof, and subject to adjustment in accordance with Section 2.04 hereof.

(10) "BASIC RENT" - Basic Rent per square foot of Rentable Area of the Leased Premises per annum payable pursuant to Section 2.06 hereof shall be as follows:

         (a)      TWELVE DOLLARS AND SEVENTY-FIVE CENTS ($12.75) IN THE FIRST
                  (1ST) AND SECOND (2ND) YEARS OF THE TERM;

         (b) THIRTEEN DOLLARS AND FIFTY CENTS ($13.50) IN THE THIRD (3RD), FOURTH (4TH) AND FIFTH (5TH) YEARS OF THE TERM;

         (c)      FOURTEEN DOLLARS AND EIGHTY-FIVE CENTS ($14.85) IN THE SIXTH
                  (6TH), SEVENTH (7TH) EIGHTH (8TH), NINTH (9TH) AND TENTH
                  (10TH) YEARS OF THE TERM.

(11) "COMMENCEMENT DATE" - AUGUST 1, 1999 (SUBJECT TO DELAYS AS DESCRIBED IN PARAGRAPH 27 OF THE AGREEMENT TO LEASE).

(12) "TERM" - TEN (10) YEARS (SUBJECT TO THE PROVISIONS OF PARAGRAPH 1 OF SCHEDULE "E" OF THIS LEASE), COMMENCING ON THE COMMENCEMENT DATE.

(13) "AGREEMENT TO LEASE" means, COLLECTIVELY, the written agreement to lease between the Landlord and the Tenant with respect to the Leased Premises ACCEPTED BY THE LANDLORD AND THE TENANT ON THE 11TH DAY OF AUGUST, 1998 (THE "OFFER TO LEASE"), AS AMENDED BY AN AMENDING LETTER DATED THE 2ND DAY OF SEPTEMBER, 1998 (THE "AMENDING LETTER").

(14) "SECURITY DEPOSIT" means the sum of ONE HUNDRED AND FORTY-FIVE THOUSAND DOLLARS ($145,000.00) + GST (WITH ALL INTEREST ACCRUED THEREON) applied in accordance with Section 14.02.

(15) "TYPE OF BUSINESS OF THE TENANT" means for the purpose OF GENERAL BUSINESS OFFICES, INCLUDING AN OUT-BOUND AND IN-BOUND CALL CENTRE AND EMPLOYEE CAFETERIA, PROVIDED THAT SUCH USE COMPLIES WITH ALL APPLICABLE BY-LAWS.
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SECTION 1.02 - STANDARD DEFINITIONS

(1) "ADDITIONAL RENT" means all sums of money, other than Basic Rent, which are required to be paid by the Tenant TO THE LANDLORD pursuant to any provision of this Lease.

(2) "ADDITIONAL SERVICE" means any service which is requested or required by or for a tenant (including the Tenant) in addition to those supplied by the Landlord as part of the normal services provided in the Complex, and which the Landlord is prepared or elects to supply at an additional cost to the tenant in question and includes, without limitation, janitor and cleaning services, the provision of labour and supervision in connection with deliveries, supervision in connection with the moving of any furniture or equipment of any tenant, the making of any repairs or alterations by any tenant and the cost of replacing building standard electric light fixtures, ballasts, tubes, starters, lamps and light bulbs not located within Common Facilities.

(3) "ADDITIONAL SERVICE COST" means the additional cost payable by the Tenant to the Landlord for any Additional Service in accordance with
         Section 5.02 hereof.

(4) "ARCHITECT" means the architect, professional engineer or surveyor named by the Landlord from time to time.

(5) "BANK RATE" means the interest rate per annum as announced by the chartered bank of the Landlord at the principal office of such bank in Toronto and reported by it to the Bank of Canada as its prime rate.

(6)      "CAPITAL TAX IN RESPECT OF THE COMPLEX" means the aggregate of:

         (a) an amount of the tax or excise imposed by the Province of Ontario upon the Landlord or the owners of the Complex which is measured by or based in whole or in part upon the capital, surplus, reserves or indebtedness of such Landlord or owners, and which is at present based upon the application of the prescribed rate of 0.3 % to the amount of such Landlord's or owner's "taxable paid-up capital" as defined in the Corporations Tax Act (Ontario); the amount of the tax or excise for the purposes hereof shall be calculated in any year as if the Complex was the only establishment in the Province of Ontario owned by such Landlord or owners in the year and such Landlord or owners had no establishment other than in the Province of Ontario; and

         (b) an amount of the tax or excise imposed by the Government of Canada upon the Landlord or the owners of the Complex which is measured by or based in whole or in part upon the capital, surplus, reserves or indebtedness of the Landlord or the owners, and which tax is at present based upon the application of the prescribed rate of .2% to the amount by which the "taxable capital employed in Canada" by such Landlord or owners as defined in the Income Tax Act (Canada) exceeds its capital deduction for the year; the amount of the tax or excise for the purposes hereof shall be calculated in any year as if the Complex was the only asset owned by such Landlord or owners in the year and the capital deduction of such Landlord or owners for the year was nil.

(7) "COMMON FACILITIES" means those areas and facilities of or for the Complex which serve or benefit the Complex including, without limitation, roadways, landscaped areas, sidewalks, public entrance doors, halls, public lobbies, lavatories, stairways, passageways, service ramps and Common Use Equipment, and which are designated from time to time by the Landlord for the common use or enjoyment of the tenants in the Complex and users of adjacent properties, and their agents, invitees, servants, employees and licensees, or for use by the public, but excluding rentable premises in the Complex and other portions of the Complex which are from time to time designated by the Landlord ACTING REASONABLY for private use by one or a limited group of tenants.

(8) "COMMON USE EQUIPMENT " means all mechanical, plumbing, electrical and heating, ventilating, and air-conditioning equipment, pipes, ducts, wiring, machinery and equipment and other integral services, utility connections and the like providing services to the Complex, including such services to and within rentable premises (it being understood that any changes to such services made by or on behalf of the Tenant shall be considered to be Leasehold Improvements).

(9) "COMPLEX" means the Lands and the buildings and other fixed improvements located thereon and includes all structures and improvements from time to time thereunder or associated therewith.

(10) "INSURANCE COST" means, for any fiscal period, the total cost to the Landlord calculated in accordance with generally accepted accounting principles, for insuring the Complex.

(11) "INSURED DAMAGE" means that part of any damage occurring to the Complex, including the Leased Premises, of which the entire cost of repair (except as to any deductible amount provided for in the applicable policy or policies of insurance) is actually recovered by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant hereto, OR WOULD HAVE BEEN RECOVERABLE BY THE LANDLORD OR ANY ASSIGNEE TO WHOM THE LANDLORD HAS ASSIGNED

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         THE INSURANCE PROCEEDS, ACTING REASONABLY, HAD THE LANDLORD INSURED AS
         IT IS REQUIRED BY THIS LEASE.

(12) "LANDS" means the lands described in Schedule "A" attached hereto and includes other lands designated by the Landlord as part of 5055 Satellite Drive in which the Landlord from time to time has an interest.

(13) "LEASEHOLD IMPROVEMENTS" means all items generally considered as leasehold improvements, including, without limitation, all fixtures, equipment, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Leased Premises in the Leased Premises, and by or on behalf of other tenants in other premises in the Complex, including all partitions, however affixed and whether or not movable, and all wall-to-wall carpeting other than carpeting laid over finished floors and affixed so as to be readily removable without damage and changes to services which are part of Common Use Equipment; but excluding trade fixtures, furniture or free-standing partitions and equipment not of the nature of trade fixtures.

(14) "MANAGEMENT FEE" means a reasonable fee for the administration and management of the Complex applied to the aggregate of all revenues received or receivable from the Tenant, which fee shall be comparable to fees charged by management companies for managing and administering developments similar to the Complex;

(15) "MORTGAGE" means any instrument hypothec, deed of trust, document or security interest (resulting from any method of financing or refinancing) or blanket mortgage pledge or charge (affecting the Complex as well as other property) now or hereafter secured upon the Complex or any part thereof, and includes all renewals, modifications, consolidations, replacements and extensions thereof.

(16) "MORTGAGEE" means the mortgagee, hypothecary or other creditor or trustee for bondholders or others named in any Mortgage.

(17) "NOTICE" means any notice, statement, consent, approval, demand or request herein required or permitted to be given by any party to another pursuant to this Lease and shall be in writing and, if to the Landlord, addressed to the Landlord at the Landlord's Address, if to the Tenant, addressed to the Tenant at the Tenant's Address, and if to the Indemnifier, addressed to the Indemnifier at the Indemnifier's Address. All Notices shall be hand-delivered and the effective date of such Notices shall be the date of delivery.

(18) "OPERATING COSTS" means, the total of all expenses, costs, fees, rentals, disbursements and outlays of every kind paid, payable or incurred by or on behalf of the Landlord in the complete maintenance, repair, operation, supervision, replacement and administration of the Complex, ON A REASONABLE, FAIR AND EQUITABLE BASIS, ACTING AS A REASONABLE AND PRUDENT ADMINISTRATOR OF A FIRST CLASS INDUSTRIAL BUILDING LOCATED IN MISSISSAUGA, ONTARIO AND CONFORMING WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, CONSISTENTLY APPLIED, and a reasonable amount, as determined by the Landlord from time to time, for all expenses incurred by or on behalf of tenants in the Complex with whom the Landlord may from time to time have agreements whereby, in respect of their premises, those tenants perform any cleaning, maintenance or other work, utilities or services usually performed or provided by the Landlord which, if directly incurred by the Landlord, would have been included in Operating Costs. Without limiting the generality of the foregoing, Operating Costs shall include, without duplication:

(A)      (i)      the Insurance Cost;

         (ii) the cost of providing security, supervision, life safety systems, traffic control, landscaping, exterior cleaning and snow removal services;

         (iii) the cost of repairs and replacements to and maintenance of the Complex in each case in respect of the Common Facilities but excluding the original capital cost of same AND NET OF AMOUNTS IN 1.02)(18)(B)(v) AND (vi);

         (iv) the cost of hot and cold water, electric light and power, telephone, steam, gas, sewage disposal and other utilities and services;

         (v) the cost of maintaining and replacing general signs and directory boards;

         (vi) accounting costs incurred in connection with the maintenance, repair, replacement, operation, administration or management of the Complex, including computations required for the imposition of charges to tenants, the cost of preparing statements and opinions for tenants and banking fees and expenses and audit fees;

         (vii)    the cost of performing its obligations under Section 8.03;


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         (viii)   the fair rental value (HAVING REGARD TO THE RENTALS PREVAILING
                  AT THE TIME THE SPACE IS ESTABLISHED FOR USE BY THE LANDLORD FOR A TERM OF FIVE (5) YEARS AND THEREAFTER RENTALS PREVAILING ON THE BASIS OF TERMS NOT LESS THAN FIVE (5) YEARS) of space in the Complex used by the Landlord, acting reasonably, in connection with the maintenance, repair, replacement, operation, administration or management of the Complex;

         (ix) all other indirect expenses to the extent allocable to the maintenance, repair, replacement, operation, administration or management of the Complex;

         (x) all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in contesting, resisting or appealing any Taxes;

         (xi) the amount of all salaries, wages and fringe benefits paid to or for personnel, managers, and superintendents, wherever located, to the extent that they are employed or retained by or on behalf of the Landlord in connection with the maintenance, repair, replacement, operation, administration or management of the Complex and all amounts paid to independent contractors for any services in connection with the maintenance, repair, replacement, operation, administration or management of the Complex or any part of it;

         (xii) fees and expenses of architects, engineers, quantity surveyors and other consultants retained by the Landlord EXCLUDING FEES AND EXPENSES RELATING TO THE MEASUREMENT OF THE RENTABLE AREA OF THE LEASED PREMISES;

         (xiii) the costs of uniforms for personnel, and of supplies, tools, equipment and materials used in connection with the maintenance, repair, replacement, operation, administration, management or caretaking of the Complex;

         (xiv) amortization of the costs OTHER THAN THE COSTS OF LANDLORD'S WORK (AS DEFINED IN THE AGREEMENT TO LEASE) incurred to make alterations, replacements or additions to the Complex intended to reduce the cost of other items included in Operating Costs, improve the operation of the Complex or maintain its operation as a quality industrial complex; costs being amortized will include, without limitation, costs incurred in respect of alterations, replacements or additions to the roof and other machinery, equipment, facilities, decorating, flooring, systems, and property installed in or used in connection with the Complex (except to the extent that the costs are charged fully to income account in the accounting period in which they are incurred) and interest on the unamortized portion of the original cost of such items being amortized, payable monthly, from or after the date on which the relevant cost was incurred at an annual rate of interest that is one percentage (1%) point above the Bank Rate in effect from time to time; the amortization costs and interest charged under this clause shall be calculated by the Landlord, acting reasonably, in accordance with sound and generally accepted accounting principles, but no amortization or interest will be charged in respect of any such items installed in conjunction with the original construction of the Complex;

         (xv) goods and services taxes, business transfer taxes, value-added taxes, multi-stage sales taxes, sales, use or consumption taxes and any like taxes on property and services provided by or on behalf of the Landlord except to the extent recoverable by the Landlord;

         (xvi) Capital Tax in respect of the Complex, any Ontario commercial concentration tax and any business or similar taxes or licence fees in respect of the business of the Landlord which pertains to the management, operation and maintenance of the Complex;

         (xvii) all other direct and indirect costs and expenses of every kind, to the extent incurred in or allocable to the maintenance, repair, replacement, operation, supervision or administration of all or any part of the Complex, or any of its appurtenances including expenses incurred or contributions made by the Landlord in respect of off-site facilities which are utilized by or benefit the Complex or for which the Landlord is required to contribute;

(B) except to the extent otherwise provided in Part (A) of this definition, Operating Costs shall exclude or shall have deducted therefrom:

         (i)      Taxes and Management Fee;

         (ii) THE COST OF ARRANGING, AND debt service in respect of financing secured by or related to the Complex AND THE CAPITAL RETIREMENT OF DEBT and interest on debt save for interest payable if as and when costs and expenses in respect of Operating Costs and Taxes and goods and services taxes temporarily exceed recoveries from time to time in respect thereof;

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

         (iii)    depreciation of the initial cost of the Complex;

         (iv) the cost of replacing building standard electric fixtures, ballasts, tubes, starters, lamps and light bulbs in each case not located within Common Facilities;

         (v) an amount equal to the net proceeds of insurance actually recovered by the Landlord OR ANY ASSIGNEE TO WHOM THE LANDLORD HAS ASSIGNED THE INSURANCE PROCEEDS (OR WHICH WOULD HAVE BEEN RECOVERED BY THE LANDLORD HAD THE LANDLORD INSURED AS IT IS REQUIRED) for damage to the Complex to the extent that the cost to repair such damage is included in Operating Costs;

         (vi) an amount equal to recoveries by the Landlord in respect of warranties or guarantees relating to repairs or alterations to the Complex or any part of it, to the extent that the repair or alteration costs in respect of the work covered by warranty or guarantee is included in Operating Costs;

         (vii) all Additional Service Costs chargeable to specific tenants of the Complex for Additional Service to the extent that those amounts are included in Operating Costs, including any administrative or overhead charges;

         (viii) an amount equal to the contribution made by owners or occupants of adjacent buildings who are, by agreement, entitled to use any facilities of and for the Complex;

         (ix) THE COST OF COMMISSIONS, ADVERTISING AND LEGAL EXPENSES IN CONNECTION WITH THE LEASING OF THE COMPLEX;

         (x) BAD DEBTS AND ANY COSTS INCURRED IN THE COLLECTION OF SUCH BAD DEBTS, INCLUDING LEGAL COSTS ASSOCIATED WITH THE SAME;

         (xi) ANY AMOUNT DUE TO THE LANDLORD'S NON-COMPLIANCE WITH ANY LAW, BY-LAW, REGULATION, OR ACT;

         (xii) THE COST OF SERVICES, INCLUDING WITHOUT LIMITATION, JANITORIAL SERVICES, THAT THE TENANT ITSELF SUPPLIES OR CONTRACTS FOR WITH A SUPPLIER OTHER THAN THE LANDLORD AND WHICH WOULD OTHERWISE BE INCLUDING IN OPERATING COSTS; AND

         (xiii) THE COST OF JANITORIAL SERVICES SUPPLIED BY THE LANDLORD TO TENANTS IN THE COMPLEX;

(C) any costs that are not directly incurred by the Landlord but are chargeable as Operating Costs may be estimated by the Landlord on a reasonable basis to the extent that the Landlord cannot ascertain the exact amount; and

(D) the taxes enumerated in Section 1.02(18)(A)(xv) above are included amongst Operating Costs upon the understanding that the Landlord will look first for reimbursement of such taxes to its input tax credits in the case of the goods and services tax in force at the date hereof, and to corresponding credits, if any, in the case of subsequent taxes from time to time in force, the intent being that so long as such credits are available to the Landlord the taxes referred to in Section 1.02(18)(A)(xv) will not be included in Operating Costs.

(19) "PROPORTIONATE SHARE" means, for any period, the fraction which has as its numerator the Rentable Area of the Leased Premises and as its denominator the Total Rentable Area.

(20)     "RENT" means Basic Rent and Additional Rent.

(21) "RENTABLE AREA" of any portion of the Complex means the floor area THEREOF MEASURED IN ACCORDANCE WITH THE BOMA STANDARD METHOD FOR MEASURING FLOOR SPACE IN INDUSTRIAL BUILDINGS expressed in square feet of all floor space (including the floor space of mezzanines, if any) measured from the exterior face of all exterior walls (and across the extension of the planes thereof over the openings for doors and windows) comprising the boundaries of such premises and, in the case of walls separating any rentable premises from adjoining rentable premises, measured from the centre line of such walls but ignoring the finished treatment thereof; any such area shall be adjusted from time to time to reflect any addition, reduction, rearrangement or relocation of space.

(22) "TAXES" means all taxes, rates, duties, levies, fees, charges, sewer levies, local improvement rates, and assessments whatsoever imposed, assessed, levied or charged, now or in the future, by any school, municipal, regional, provincial, federal, parliamentary or other governmental body, corporate authority, agency or commission (including, without limitation, school boards and utility commissions), against the Complex or any part thereof, and/or the Landlord and/or the owners of the Complex in connection therewith, calculated on the basis of the Complex being assessed as a fully leased and operational building, but excluding (unless specifically referred to above):

         (a) income or profit taxes upon the income of the Landlord to the extent such taxes are not levied in substitution or in lieu of any of the foregoing;

         (b) business or similar taxes or licence fees in respect of the business of the Landlord which pertains to the management, operation and maintenance of the Complex (and which are included in Operating Costs);

         (c) goods and services taxes or similar taxes (and which are payable pursuant to other provisions of this Lease);

         (d) business or similar taxes or licence fees in respect of any business carried on by, and imposed upon, tenants and occupants (including the Tenant) of the Complex; and

         (e) Capital Tax in respect of the Complex and any Ontario commercial concentration tax (and which are included in Operating Costs).

(23) "TENANT'S TAXES" means all taxes, rates, duties, levies or license fees imposed upon the Tenant which are attributable to the business, income or occupancy of the Tenant or any other occupant of the Leased Premises, and to the use of any of the Common Facilities by the Tenant or other occupant of the Leased Premises, including any taxes, rates, duties, levies or license fees which are imposed in lieu of or in addition to any such Tenant's Taxes; and if any such Tenant's Taxes are levied against the Landlord or any owner on account of its ownership in the Complex or its interest therein, they shall be included in Taxes.

(24) "TOTAL RENTABLE AREA" means the aggregate of all Rentable Area (including the Leased Premises) in the Complex determined in accordance with Section 1.02(21) hereof and adjusted from time to time to reflect any addition, reduction, rearrangement or relocation of space.

(25) "TRANSFER" means an assignment of this Lease, a sublease of all or any part of the Leased Premises, any transaction whereby the rights of the Tenant under this Lease to the Leased Premises are transferred to another, any transaction by which any right of use or occupancy of all or any part of the Leased Premises is conferred upon anyone, any mortgage, charge or encumbrance of this Lease or the Leased Premises or any part thereof, or other arrangement under which either this Lease or the Leased Premises becomes security for any indebtedness or other obligations, and includes any transaction or occurrence whatsoever which has changed or might change the identity of the person or persons having lawful use or occupancy of any part of the Leased Premises.

(26) "UNAVOIDABLE DELAY" means any delay by a party in the performance of its obligation under this Lease caused in whole or in part by any acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, sabotage, war, blockades, insurrections, riots, epidemics, washouts, nuclear and radiation activity or fallout, arrests, civil disturbances, explosions, breakage of or accident to machinery, any legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any act, omission or event, whether of the kind herein enumerated or otherwise, not within the control of such party, and which, by the exercise of control of such party, could not have been prevented, but lack of funds on the part of such party shall not constitute an Unavoidable Delay.

                                   ARTICLE II

                          LEASED PREMISES - TERM - RENT

SECTION 2.01 - LEASED PREMISES AND TERM

         In consideration of the rents, covenants and agreements herein contained on the part of the Tenant to be paid, observed and performed, the Landlord leases to the Tenant, and the Tenant leases from the Landlord, the Leased Premises for the Term.

SECTION 2.02 - USE OF ADDITIONAL AREAS

         The use and occupation by the Tenant of the Leased Premises includes for the purposes of carrying on its business, the non-exclusive right of the Tenant, the Tenant's employees, agents, invitees, suppliers (subject to the Rules and Regulations) and persons having business with the Tenant in common with the Landlord, its other tenants, sub-tenants and all others entitled or permitted to the use of the Common Facilities.

SECTION 2.03 - CONSTRUCTION OF THE LEASED PREMISES

         The provisions THE LAST PARAGRAPH OF PARAGRAPH 2 (TERM) AND PARAGRAPHS 9 (LANDLORD'S WORK), 10 (TENANT'S WORK), 11 (LEASEHOLD IMPROVEMENT ALLOWANCE), 11A (WORKING DRAWINGS), 11B (PERMITS AND APPROVALS), 11C (EARLY ACCESS), 27 (UNAVOIDABLE DELAY) AND SCHEDULE "C" (LANDLORD'S WORK) OF THE OFFER TO LEASE AND PARAGRAPHS 1, 2, 3, AND 4 OF THE AMENDING LETTER relating to construction of the Leased Premises and delay in availability of the Leased Premises for occupancy by the Tenant shall remain in effect and shall not merge upon the execution of this Lease. The Tenant shall abide by the provisions of Section 8.02 in respect of the construction of Leasehold Improvements and fixtures in the Leased Premises following the commencement of the Term.

SECTION 2.04 - ADJUSTMENT OF AREAS

         The Landlord may from time to time re-measure or re-calculate the Rentable Area of the Leased Premises and may re-adjust the Basic Rent or the amount of Additional Rent accordingly. The effective date of any such re-adjustment shall:

         (a) in the case of an adjustment to the Rentable Area resulting from a change in the aggregate of all rentable premises on the floor on which the Leased Premises are situated, be the date on which such change occurred; and

         (b) in the case of a correction to any measurement or calculation error, be the first date as of which such error was discovered in the calculation of Basic Rent or Additional Rent.

         THE LANDLORD, AT ITS COST, SHALL WITHIN TWENTY (20) BUSINESS DAYS OF THE COMMENCEMENT DATE, PROVIDE TO THE TENANT A COPY OF THE CERTIFICATE OF THE LANDLORD'S ARCHITECT AS TO THE RENTABLE AREA OF THE LEASED PREMISES CALCULATED IN ACCORDANCE WITH THE TERMS OF THIS LEASE CALCULATED IN ACCORDANCE WITH THE TERMS OF THIS LEASE, AND THE PARTIES AGREE TO BE BOUND THEREBY, AND THE PROVISIONS OF SECTION 2.04 SHALL HAVE NO FURTHER FORCE OR EFFECT WITH RESPECT TO THE LEASED PREMISES LEASED TO THE TENANT AS AT THE COMMENCEMENT DATE.

SECTION 2.05 - AGREEMENT TO PAY

         The Tenant shall pay Basic Rent and Additional Rent as herein provided in lawful money of Canada, without any prior demand therefor and without any deduction, abatement, set-off or compensation whatsoever save as provided in
Section 9.01. The Tenant agrees to pay to the Landlord in addition to Basic Rent and Additional Rent, any goods and services tax, business transfer tax, value-added tax, multi-stage sales tax, sales, use or consumption tax, or any like tax imposed by any governmental authority in respect of this Lease or in respect of any property or services provided hereunder, including, without limitation, such taxes calculated on or in respect of any Rent (whether Basic Rent or Additional Rent) payable under this Lease; any such tax shall be deemed not to be Rent, but the Landlord shall have the same remedies for and rights of recovery of such amount as it has for recovery of Rent under this Lease. The obligation to pay Additional Rent (and adjustments thereto) shall survive the expiration or sooner termination of this Lease. All amounts payable under this Lease, unless otherwise provided, become due with the next instalment of Basic Rent. The Landlord may, at its option, upon Notice to the Tenant direct that the Tenant pay any or all Rent by way of pre-authorized bank debit and/or to any other party specified by the Landlord.

SECTION 2.06 - BASIC RENT

         The Tenant shall pay from and after the Commencement Date to the Landlord the Basic Rent, such Basic Rent to be computed in accordance with
Section 1.01(10) hereof and payable in equal monthly instalments in advance on the first day of each and every month. WITHIN 20 BUSINESS DAYS AFTER THE COMMENCEMENT DATE, the Landlord shall PROVIDE THE TENANT WITH A CERTIFICATE OF THE LANDLORD'S ARCHITECT AS TO the Rentable Area of the Leased Premises and only at such time shall any necessary adjustments in the Basic Rent and Additional Rent be made.

         If the Commencement Date is not the first day of a calendar month, then the Basic Rent for the first and last months of the Term shall be appropriately adjusted, on a per diem basis, based upon a period of three hundred and sixty-five (365) days, and the Tenant shall pay upon the Commencement Date, the portion of the Basic Rent so adjusted from the Commencement Date to the end of the month in which the Commencement Date occurs.

SECTION 2.07 - LATE PAYMENT CHARGE

         The Tenant hereby acknowledges that late payment by the Tenant to the Landlord of Basic Rent or Additional Rent due hereunder will cause the Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult or impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on the Landlord by the terms of any Mortgage. Accordingly, if any Basic Rent or Additional Rent shall not be received by the Landlord or the Landlord's designee within five (5) days after such amount shall be due, AND, IF, IN THE OPINION OF THE LANDLORD, ACTING REASONABLY, THE TENANT HAS BEEN HABITUALLY LATE IN THE PAYMENT OF BASIC RENT AND/OR ADDITIONAL RENT HEREUNDER, the Tenant shall pay to the Landlord a late charge equal to five per cent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs the Landlord will incur by reason of late payment by the Tenant. Acceptance of such late charge by the Landlord shall in no event constitute a waiver of the Tenant's default with respect to such overdue amount, nor prevent the Landlord from exercising any of the other rights and remedies granted hereunder. The foregoing shall be without prejudice to any other right or remedy available to the Landlord under or pursuant to this Lease by reason of a monetary default by the Tenant. The Tenant agrees that if any of the Tenant's cheques are returned for lack of sufficient funds the Tenant shall pay to the Landlord upon demand a minimum administrative fee of not less than Twenty-five Dollars ($25.00).

SECTION 2.08 - NET LEASE

         The Basic Rent payable under this Lease is intended to be an absolutely net return to the Landlord, except as expressly herein set out to the contrary. The Landlord is not responsible for any expenses or outlays of any nature arising from or relating to the Leased Premises, or the use or occupancy thereof, or the contents thereof or the business carried on therein. The Tenant shall pay all charges, impositions and outlays of every nature and kind relating to the Leased Premises except as expressly herein set out to the contrary.

SECTION 2.09 - ACKNOWLEDGMENT OF COMMENCEMENT DATE

         The Tenant agrees to execute and return to the Landlord, within fifteen
(15) days of written demand from the Landlord, an acknowledgment of the Commencement Date in the form set forth in Schedule "C" annexed hereto, subject to such variations as the facts require.

                                  ARTICLE III

                    TAXES, OPERATING COSTS & MANAGEMENT FEE

SECTION 3.01 - TAXES PAYABLE BY LANDLORD

         The Landlord shall pay directly to the appropriate and lawful taxing authorities all Taxes subject to Sections 3.02 and 3.05 hereof. The Landlord may contest any Taxes and appeal any assessments with respect thereto; withdraw any such contest or appeal; and agree with the taxing authorities on any settlement or compromise with respect to Taxes.

SECTION 3.02 - TENANT'S SHARE OF TAXES

         The Tenant shall pay to the Landlord as Additional Rent a share of all Taxes which share shall be the amount which is the aggregate, without duplication, of either:

         (1)      (a)   the amount obtained by multiplying the appropriate
                        commercial mill rate or rates for the year by the assessed value of the Leased Premises as determined by the lawful authority; provided that if for any year such assessed value of the Leased Premises is not available, then the Landlord may determine the assessed value on an equitable basis using such information and data as is available; and

                  (b) the Tenant's Proportionate Share of Taxes, if any, allocated to any part of the Complex that is not charged to the Tenant and other tenants pursuant to
                        Section 3.02(1)(a) and similar provisions in the leases of such other tenants; or

         (2) the Tenant's Proportionate Share of the Taxes assessed against the Complex, including a portion of the Taxes attributable to the Common Facilities and allocated to the Complex by the Landlord. The amounts of such assessment and allocation, if not determined by allocation or apportionment and identified as such to the Landlord by the appropriate and lawful taxing authority in question, shall be determined by allocation or apportionment by the Landlord from time to time on an equitable basis having regard, amongst other things, to general principles of assessment.

         If the Tenant elects to be assessed as a separate school supporter, the Tenant will pay to the Landlord, in addition to any other amounts owing pursuant to this Section 3.02, the excess, if any, of the separate school taxes over public school taxes resulting from such election.

SECTION 3.03 - TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS

         The Tenant shall pay to the Landlord as Additional Rent in accordance with Section 3.07 the Proportionate Share of Operating Costs.

SECTION 3.04 - MANAGEMENT FEE

         The Tenant shall pay to the Landlord as Additional Rent in accordance with Section 3.07 the Management Fee.

SECTION 3.05 - TENANT'S TAXES

         The Tenant shall pay to the appropriate and lawful taxing authorities, or to the Landlord, as appropriate, and shall discharge when the same become due and payable, all Tenant's Taxes.

SECTION 3.06 - TENANT'S RESPONSIBILITY

         The Tenant shall promptly deliver to the Landlord copies of assessment notices, tax bills and other documents received by the Tenant relating to Taxes and Tenant's Taxes and receipts for payment of Taxes and Tenant's Taxes. The Tenant shall not contest any Taxes or Tenant's Taxes or appeal any assessments relating thereto without the Landlord's prior written approval, NOT TO BE UNREASONABLY WITHHELD. If the Tenant obtains such approval, the Tenant shall deliver to the Landlord such security for the payment of such Taxes or Tenant's Taxes as the Landlord REQUIRES, ACTING REASONABLY, and the Tenant shall diligently prosecute any such appeal or contestation to a speedy resolution and shall keep the Landlord informed of its progress in that regard from time to time.

SECTION 3.07 - PAYMENT OF ESTIMATED TAXES, OPERATING COSTS & MANAGEMENT FEE

         (a) The amounts payable by the Tenant pursuant to Sections 3.02, 3.03, 3.04 and 3.05 hereof may be estimated by the Landlord for such period as the Landlord determines from time to time, NOT EXCEEDING 12 MONTHS and the Tenant agrees to pay to the Landlord the amounts so estimated in monthly instalments in advance during such period as Additional Rent. Notwithstanding the foregoing, as soon as bills for all or any portion of the said amounts so estimated are received, the Landlord may bill the Tenant for the Proportionate Share thereof and the Tenant shall pay the Landlord such amounts so billed (less all amounts previously paid on account by the Tenant on the basis of the Landlord's estimate as aforesaid) as Additional Rent on demand.

         (b) Within ONE HUNDRED AND EIGHTY (180) DAYS after the end of the period for which such estimated payments have been made, the Landlord shall deliver to the Tenant a statement, CONTAINING REASONABLE DETAIL, AND, CERTIFIED BY A SENIOR FINANCIAL OFFICER OF THE LANDLORD AS HAVING BEEN CALCULATED IN ACCORDANCE WITH THE LEASE, from the Landlord of the Operating Costs, Taxes and Management Fee together with a calculation of the Tenant's share of the costs and expenses payable to the Landlord pursuant to Sections 3.02, 3.03, 3.04 and 3.05 and, if necessary, an adjustment shall be made between the parties in the following manner. If the Tenant has paid in excess of the amounts due, the excess shall be refunded by the Landlord within THIRTY (30) DAYS after the delivery of the said statement. If the amount the Tenant has paid is less than the amounts due, the Tenant agrees to pay such additional amounts due WITHIN THIRTY (30) DAYS AFTER demand. If any fiscal year during the Term is greater or less than any such period determined by the Landlord as aforesaid, the Tenant's share of the costs and expenses payable to the Landlord, pursuant to Sections 3.02, 3.03, 3.04 and 3.05 shall be subjected to a per diem, pro rata adjustment based upon a period of three hundred and sixty-five (365) days. The obligations set out herein shall survive the expiration of the Term or earlier termination of this Lease. Failure of the Landlord to render any statement of Taxes, Operating Costs and Management Fee shall not prejudice the Landlord's right to render such statement thereafter or with respect to any other period. The rendering of any such statement shall also not affect the Landlord's right to subsequently render an amended or corrected statement WITHIN TWELVE (12) MONTHS THEREAFTER.

         (c)      THE AMOUNT PAYABLE BY THE TENANT PURSUANT TO SECTIONS 3.02,
                  3.03 AND 3.04 HEREOF HAVE BEEN ESTIMATED BY THE LANDLORD, WITHOUT PREJUDICE, TO BE FIVE DOLLARS AND FORTY CENTS ($5.40) PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES FOR THE FIRST PERIOD ENDING OCTOBER 31, 1999, CALCULATED AS
                  FOLLOWS:

                  TAXES: $3.95 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES

                  OPERATING COSTS:   $1.00 PER SQUARE FOOT OF RENTABLE AREA OF
                                     THE LEASED PREMISES

                  MANAGEMENT FEE:    $0.45 PER SQUARE FOOT OF RENTABLE AREA OF
                                     THE LEASED PREMISES

                  TOTAL: $5.40 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES

                                   ARTICLE IV

                         COMPLEX - CONTROL AND SERVICES

SECTION 4.01 - CONTROL OF THE COMPLEX BY THE LANDLORD

         The Landlord shall operate and maintain the Complex in a reasonable and reputable manner as would a prudent landlord of a similar FIRST CLASS industrial building LOCATED IN MISSISSAUGA, ONTARIO, having regard to size, age and location.

         The Complex is at all times subject to the exclusive control, management and operation of the Landlord. Without limiting the generality of the preceding sentence, the Landlord has the right, in its control, management and operation of the Complex and by the establishment of Rules and Regulations and general policies with respect to the operation of the Complex or any part thereof at all times during the period when the Tenant is given possession of the Leased Premises and throughout the Term to:

         (a) construct improvements in or to the Complex and make alterations and additions thereto, subtractions therefrom, rearrangements thereof (including parking areas and all entrances and exits to the Complex), build additional storeys on the Complex and construct additional facilities adjoining or proximate to the Complex;

         (b) relocate or re-arrange the various facilities and improvements comprising the Complex or erected on the Lands from those existing at the Commencement Date;

         (c) do and perform such other acts in and to the Complex as in the use of good business judgment the Landlord determines to be advisable for the more efficient and proper operations of the Complex.

         Notwithstanding anything contained in this Lease, it is understood and agreed that if as a result of the exercise by the Landlord of its right set out in this Section 4.01, the facilities in or improvements to the Complex are diminished or altered in any manner whatsoever, the Landlord is not subject to any liability, nor is the Tenant entitled to any compensation, nor shall any such diminution or alteration of the facilities or improvements in or to the Complex be deemed constructive or actual eviction, or a breach of any covenant for quiet enjoyment contained in this Lease or implied by law provided that the Landlord shall not materially impede access to the Leased Premises OR MATERIALLY ADVERSELY AFFECT THE TENANT'S USE AND ENJOYMENT OF THE LEASED PREMISES during the completion of any such work and provided further that the Landlord shall complete all such work diligently and with due speed.

SECTION 4.02 - SUBSTITUTION

         At any time, the Landlord may substitute for the Leased Premises or any portion thereof other premises in the Complex (the "New Premises"), in which event the New Premises shall be deemed to be the Leased Premises or such portion for all purposes hereunder, provided that the New Premises shall be similar in area and utility for the Tenant's purposes. If the Tenant is occupying the Leased Premises at the time of such substitution, the Landlord shall pay the reasonable expense of moving the Tenant, its property and equipment to the New Premises and shall, at its sole cost, improve the New Premises (or the new portion, as the case may be) with Leasehold Improvements substantially similar to those located in the Leased Premises.

         NOTWITHSTANDING ANYTHING CONTAINED IN THIS SECTION 4.02, PROVIDED THE TENANT IN OCCUPATION OF THE WHOLE OF THE LEASED PREMISES IS LOYALTY MANAGEMENT GROUP CANADA INC., OR A PERMITTED TRANSFEREE PURSUANT TO SECTION 10.07A, THE LANDLORD SHALL HAVE NO RIGHT TO RELOCATE ALL OR PART OF THE LEASED PREMISES DURING THE TERM OF THIS LEASE.

                                   ARTICLE V

                       UTILITIES AND ADDITIONAL SERVICES

SECTION 5.01 - CHARGES FOR UTILITIES

         The Tenant shall be solely responsible for and shall promptly pay for the cost of operating, repairing, maintaining, replacing and inspecting the machinery and other facilities required for the heating, ventilating and cooling of the Leased Premises and costs of electricity, water, steam, fuel, power, telephone, sewer and other utilities applicable to the Leased Premises on the basis of separate meters and otherwise on the basis of the Rentable Area of the Leased Premises or estimated consumption within the Leased Premises. The Landlord shall be entitled, acting equitably, to allocate to the Leased Premises an Additional Service Cost (BUT WITHOUT MARK-UP BEYOND THE COST THEREOF) for any Additional Service in respect of usage of ANY SUCH UTILITY THAT IS NOT SEPARATELY METERED in the Leased Premises WHICH IS in excess of AMOUNTS ALLOCATED ON THE BASIS OF AREA OR ESTIMATED CONSUMPTION. The Tenant further covenants to heat the Leased Premises to a sufficient temperature to prevent at all times, any damage to the Leased Premises and/or building containing the Leased Premises and without limiting the generality of the foregoing, to heat the Leased Premises so as to comply with any law, order, requirement and/or regulations which from time to time govern the heating thereof. Upon the request of the Landlord, the Tenant shall install its own separate meter(s) for the Leased Premises at its own expense if so requested by the Landlord.

SECTION 5.02 - ADDITIONAL SERVICES OF THE LANDLORD

         Subject to Article 4 hereof, and excluding services supplied by the Landlord and charged to the Tenant as Operating Costs, one hundred and fifteen per cent (115 %) of the cost to the Landlord of all Additional Services provided by the Landlord or its agent to the Tenant shall be payable forthwith by the Tenant, upon demand by the Landlord, as an Additional Service Cost. Such services shall include any services performed at the Tenant's request including, without limitation, maintenance, repair, janitorial or cleaning services, construction of additional Leasehold Improvements and replacement of bulbs (including non-standard bulbs), tubes and ballasts. Such services shall also include any services provided at the Landlord's reasonable discretion including, without limitation, supervising the movement of furniture, equipment, freight and supplies for the Tenant. Additional Services provided by the Landlord or its agent on behalf of the Tenant in respect of any of the Tenant's obligations set out in the Lease which the Tenant fails to perform shall be ONE HUNDRED AND FIFTEEN PER CENT (115%) of the cost to the Landlord.

SECTION 5.03 - THIRD PARTY SERVICES

         Excluding services supplied by the Landlord and charged to the Tenant as Operating Costs or as an Additional Service Cost, the Tenant shall be solely responsible for, and promptly pay to the appropriate third party, all charges for services used or consumed in or provided to the Leased Premises, including, without limitation, rug shampooing, TELECOMMUNICATIONS SERVICES, JANITORIAL SERVICES, pest control and other services not available through the Landlord. In no event will the Landlord be liable to the Tenant in damages or otherwise for any failure to supply any third-party services to the Leased Premises.

                                   ARTICLE VI

                             USE OF LEASED PREMISES

SECTION 6.01 - USE OF THE LEASED PREMISES

         The Leased Premises shall be used for the Type of Business of the Tenant specified in Section 1.01(15), provided such purpose complies with all applicable laws, by-laws, regulations or other governmental ordinances from time to time in existence. The Leased Premises may not be used for any other purposes. AS AT THE DATE OF EXECUTION OF THIS LEASE, THE LANDLORD REPRESENTS THAT THE TYPE OF BUSINESS OF THE TENANT IS A PERMITTED USE UNDER EXISTING MUNICIPAL LAND USE BY-LAWS THAT APPLY TO THE COMPLEX.

SECTION 6.02 - OBSERVANCE OF LAW

         The Tenant shall at its sole cost and expense and, where applicable in compliance with Sections 8.01 and 8.02 hereof promptly observe and comply with all laws or requirements of all governmental authorities, including federal, provincial and municipal legislative enactments, by-laws and other regulations and all other authorities having jurisdiction, including fire insurance underwriters, now or hereafter in force which pertain to or affect the Leased Premises, the Tenant's use of the Leased Premises or the conduct of any business in the Leased Premises, or the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. The Tenant shall carry out all modifications, alterations or changes of or to the Leased Premises and the Tenant's conduct of business in or use of the Leased Premises which are required by any such authorities.

SECTION 6.03 - ENERGY CONSERVATION

         Consistent with its obligations to keep the Leased Premises in good repair, order and condition hereunder, the Tenant will at its cost comply with all laws, by-laws, regulations and orders relating to the conservation of energy affecting the Leased Premises and the conduct of business therein, including compliance with all reasonable requests and demands of the Landlord intended to achieve the conservation of energy.

SECTION 6.04 - ODOURS, DUST OR NOISE

         The Tenant warrants that no noxious odours, dust or unreasonable noise will emanate from the Leased Premises as a result of the operations conducted by the Tenant therein and the Tenant further covenants that it will not cause or maintain any nuisance in, at or on the Leased Premises and/or the Lands. Accordingly, the Tenant agrees that should such noxious odours, dust or noise conditions exist, the Tenant will, at its own expense, take such steps as may be necessary to rectify the same, provided further that if the Tenant shall fail to commence to do so within forty-eight (48) hours and complete the same within a reasonable time after Notice is received by the Tenant from the Landlord, then the Landlord may, at its option and without prejudice to its other rights or recourses:

         (i) notify Tenant by Notice that it must shut down all its operations in the Leased Premises; and

         (ii) the Landlord may proceed forthwith to take reasonable measures to correct the situation and the Landlord shall be entitled to cover the cost thereof from the Tenant forthwith upon demand as an Additional Service Cost.

         The LANDLORD AGREES TO USE REASONABLE EFFORTS TO OBTAIN SIMILAR COVENANTS REGARDING ODOURS, DUST, NOISE AND NUISANCE FROM OTHER TENANTS OF THE COMPLEX AND TO USE REASONABLE EFFORTS TO ENFORCE SUCH COVENANTS.

SECTION 6.05 - OBSTRUCTIONS

         The sidewalks, entries, passage corridors and stairways shall not be obstructed by the Tenant, its officers, agents, servants, employees or customers or used for any other purposes than for ingress and egress to or from the Leased Premises, and the Tenant shall save the Landlord harmless from damages to persons or property because of any nuisance or other act which shall obstruct the free movements of persons to, in and from the building and Lands.

SECTION 6.06 - OUTSIDE AREAS

         The Tenant shall not use any part of the exterior parking and loading areas or any other areas outside the Leased Premises for any purpose other than parking, shipping or receiving in the areas designated by the Landlord from time to time for same. The Tenant shall not allow any type of storage and/or transportation trailer belonging to or being used by or on behalf of the Tenant to remain in such parking, shipping or receiving areas for any period of time longer than shall be necessary for the Tenant's purposes and if any such vehicle has remained in any parking, shipping or receiving areas for a period in excess of that required for the Tenant's purposes, as determined by the Landlord acting reasonably, the Landlord shall be entitled to have such trailer removed at the Tenant's sole cost as an Additional Service. In addition, any damage caused to such parking, shipping or receiving areas as a result of the presence of such trailer shall be forthwith repaired by the Tenant, at the Tenant's sole cost or, at the Landlord's option, shall be repaired by the Landlord and the costs thereof shall be payable forthwith by the Tenant, upon demand by the Landlord, as an Additional Service Cost.

SECTION 6.07 - ENVIRONMENTAL LAW

                  For the purposes of this Lease:

         (a) "Environmental Law" means any law, by-law, order, ordinance, ruling, regulation, certificate, approval, consent or directive of any applicable federal, provincial or municipal government, governmental department, agency or regulatory authority or any court of competent jurisdiction, relating to environmental matters and/or regulating the import, storage, distribution, labelling, sale, use, handling, transport or disposal of Hazardous Substances, including but not limited to, the Environmental Protection Act (Ontario), as amended from time to time;

         (b) "Hazardous Substance" means any contaminant, pollutant, dangerous substance, noxious substance, toxic substance, hazardous waste, flammable or explosive material, radioactive material, urea formaldehyde foam insulation, asbestos, polychlorinated byphenyls, polychlorinated biphenyl waste, polychlorinated biphenyl related waste, and any other substance or material now or hereafter declared, defined or deemed to be regulated or controlled in or pursuant to the Environmental Law; and

         (c) "Release" means any release, spill, emission, leakage, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration.

                  During the Term of this Lease:

         (i) THE LANDLORD AND THE TENANT SHALL comply with all requirements of the Environmental Law, and all other applicable laws, by-laws, rules, regulations, orders, ordinances, whether federal, provincial or municipal; and

         (ii) THE TENANT SHALL conduct its business operation in the Leased Premises in such a manner as to prevent the Release of any Hazardous Substance in, on, under, over or at the Leased Premises.

         If the Tenant creates or brings to the Lands, Complex or the Leased Premises any Hazardous Substances or if the conduct of the Tenant's business shall cause there to be any Hazardous Substance at the Lands, the Complex or the Leased Premises then, notwithstanding any rule of law to the contrary, such Hazardous Substance shall be and remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord notwithstanding the degree of affixation to the Leased Premises, Complex or the Lands of the Hazardous Substance, and notwithstanding the expiry or earlier termination of this Lease.

         During the Term, and at the expiration of the Term of this Lease, the Tenant shall, at the Tenant's sole cost and expense in accordance with all requirements of the Environmental Law, remove any Hazardous Substance CREATED OR BROUGHT TO THE LANDS, COMPLEX OR THE LEASED PREMISES BY THE TENANT.

         IF THE LANDLORD CREATES OR BRINGS TO THE LANDS, COMPLEX OR THE LEASED PREMISES ANY HAZARDOUS SUBSTANCE OR IF THE PERFORMANCE OF THE LANDLORD'S OBLIGATIONS AS REQUIRED UNDER THIS LEASE SHALL CAUSE THERE TO BE ANY HAZARDOUS SUBSTANCE AT THE LANDS, THE COMPLEX OR THE LEASED PREMISES THEN, OR IF THERE IS ANY HAZARDOUS SUBSTANCE EXISTING IN, ON, UNDER, OVER OR AT THE COMPLEX AS AT THE DATE HEREOF, IN EACH CASE SUCH HAZARDOUS SUBSTANCE SHALL BE REMOVED AT THE EXPENSE OF THE LANDLORD IN ACCORDANCE WITH ALL REQUIREMENTS OF ENVIRONMENTAL LAW.

         THE LANDLORD WARRANTS THAT TO THE BEST OF ITS KNOWLEDGE AND BELIEF, THE COMPLEX AND LEASED PREMISES CONTAINS NO HAZARDOUS SUBSTANCE AS AT THE COMMENCEMENT DATE.

                                  ARTICLE VII

                            INSURANCE AND INDEMNITY

SECTION 7.01 - TENANT'S INSURANCE

         (a) The Tenant shall throughout the period that the Tenant is given possession of the Leased Premises and during the entire Term, at its sole cost and expense, take out and keep in full force and effect, the following insurance:

                  (i) all-risk property insurance (including but not limited to sprinkler leakage, flood, earthquake and collapse coverage) in an amount equal to the full replacement cost thereof upon property of every description and kind owned by the Tenant or for which the Tenant is liable, or installed by or on behalf of the Tenant and which is located within the Complex including, without limitation, Leasehold Improvements, tenant's fixtures, the Tenant's stock-in-trade, furniture and personal property provided that if there is a dispute as to the amount which comprises full replacement cost, the decision of the TENANT'S INSURER shall be conclusive;

                  (ii) business interruption insurance in such amount as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against in Section 7.01(a)(i) and other perils commonly insured against by prudent tenants or attributable to prevention of access to the Leased Premises or the Complex as a result of such perils. PROVIDED HOWEVER, THAT SO LONG AS THE TENANT IS LOYALTY MANAGEMENT GROUP CANADA INC. OR A PERMITTED TRANSFEREE PURSUANT TO SECTION 10.07A AND IS IN OCCUPATION OF THE WHOLE OF THE LEASED PREMISES, THE LANDLORD HEREBY AGREES THAT THE TENANT SHALL BE PERMITTED AT ITS OPTION, TO SELF-INSURE WITH RESPECT TO THE COVERAGE FOR THE INTERRUPTION OF ITS BUSINESS REFERRED TO IN THIS SECTION 7.01(a)(ii), BUT IN THE EVENT THAT IT DOES SO, THE TENANT SHALL BE DEEMED FOR ALL PURPOSES UNDER THIS LEASE TO HAVE PLACED SUCH INSURANCE AND BE MAINTAINING THE SAME;

                  (iii) comprehensive general and legal liability insurance, including bodily injury, property damage and personal injury liability, tenant's legal liability, contractual liability and owners' and contractors' protective insurance coverage with respect to the Leased Premises and the Tenant's use of the Complex, coverage to include the activities and operations conducted by the Tenant and any other person for whom the Tenant is in law responsible. Such policies shall be written on a comprehensive basis with inclusive limits of not less than FIVE MILLION DOLLARS ($5,000,000) for bodily injury to any one or more persons or property damage, and such higher limits as the Landlord OR THE MORTGAGEE, acting reasonably, requires from time to time, and shall contain a severability of interests clause and a cross-liability clause;

                  (iv) if appropriate, broad form comprehensive boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount not less than the full replacement cost of all Leasehold Improvements and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others (other than the Landlord) on behalf of the Tenant in or serving the Leased Premises;

                  (v) insurance required by reason of the introduction by or on behalf of the Tenant or any occupant of the Leased Premises, or any part thereof, of any radioactive material or substance, into or on or about the Leased Premises or on the Lands, or for any other reason requiring special coverage; and

                  (vi) any other form of insurance which the Landlord, acting reasonably, requires from time to time in form, in amounts and for risks against which a prudent tenant would insure.

         (b)      All policies shall:

                  (i) be taken out with insurers acceptable to the Landlord, ACTING REASONABLY;

                  (ii) be in a form satisfactory from time to time to the Landlord which form may include a reasonable deductible, the amount of THAT A PRUDENT TENANT WOULD ARRANGE;

                  (iii) be non-contributing with and shall apply only as primary and not as excess to any other insurance available to the Landlord or the Mortgagee;

                  (iv) not be invalidated as respects the interests of the Landlord and of the Mortgagee by reason of any breach or violation of any warranties, representations or conditions contained in the policies;

                  (v) contain an undertaking by the insurers to notify the Landlord and the Mortgagee in writing not less than thirty (30) days prior to any material change, cancellation or termination thereof; and

                  (vi) name the Landlord and the Mortgagee as insured parties, AS THEIR RESPECTIVE INTERESTS APPEAR and, in respect of property damage insurance, incorporate the Mortgagee's standard mortgage clause.

         (c) Certificates of insurance on the Landlord's standard form or if required by the Landlord or the Mortgagee certified copies of each such insurance policy will be delivered to the Landlord as soon as practicable after the placing of the required insurance and in any event at least ten (10) days prior to the effective date of coverage. Provided that no review or approval of any such insurance certificate by the Landlord shall derogate from or diminish the Landlord's rights or the Tenant's obligations contained in this Article.

         (d) If the Tenant fails to take out or keep in force any insurance referred to in this Section 7.01, or should any such insurance not be approved by either the Landlord or the Mortgagee and should the Tenant not commence to diligently rectify (and thereafter proceed to diligently rectify) the situation within twenty-four (24) hours after written notice by the Landlord to the Tenant (stating, if the Landlord or the Mortgagee does not approve of such insurance, the reasons therefor), the Landlord has the right without assuming any obligation in connection therewith to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord on demand as Additional Rent without prejudice to any other rights and remedies of the Landlord under this Lease.

         (e) The Tenant agrees that in the event of damage or destruction to the Leasehold Improvements in the Leased Premises covered by insurance pursuant to Section 7.01(a)(i), the Tenant shall use the proceeds of such insurance for the purpose of repairing or restoring such Leasehold Improvements. In the event of damage to or destruction of the Complex entitling the Landlord to terminate the Lease pursuant to Section 9.01(b) or 9.02, then if the Leased Premises have also been damaged or destroyed and the Lease is terminated, the Tenant shall forthwith pay to the Landlord all of its insurance proceeds relating to the Leasehold Improvements in the Leased Premises and if the Leased Premises have not been damaged or destroyed, the Tenant shall upon demand deliver to the Landlord in accordance with the provisions of this Lease the Leasehold Improvements and the Leased Premises.

SECTION 7.02 - INCREASE IN INSURANCE PREMIUMS

         The Tenant shall not keep, use, sell or offer to sell in or upon the Leased Premises any article which may be prohibited by any fire insurance policy in force from time to time covering the Leased Premises or the Complex. If:

         (a)      the occupation of the Leased Premises;

         (b)      the conduct of business in the Leased Premises; or

         (c) any act or omission of the Tenant in the Complex or any part thereof;

causes or results in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Complex, the Tenant shall pay any such increase in premiums as Additional Rent forthwith upon demand by the Landlord. In determining whether increased premiums are caused by or result from the use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Complex showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. The Tenant shall comply promptly with all requirements of any insurer now or hereafter in effect pertaining to or affecting the Leased Premises or the Complex.

SECTION 7.03 - CANCELLATION OF INSURANCE

         If any insurance policy upon the Complex or any part thereof shall be cancelled or shall be threatened by the insurer to be cancelled or the coverage thereunder reduced in any way by the insurer by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant or by any assigns or sub-tenant of the Tenant, or by anyone permitted by the Tenant to be upon the Leased Premises, the Tenant shall remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within twenty-four (24) hours after Notice thereof by the Landlord.

SECTION 7.04 - LOSS OR DAMAGE

         The Landlord shall not be liable for any death or injury arising from or out of any occurrence in, upon, at or relating to the Complex, or damage to property of the Tenant or of others located on the Leased

Premises or elsewhere in the Complex, nor shall it be responsible for any loss of or damage to any property of the Tenant or others from any cause whatsoever, except for any such death, injury, loss or damage which results from the negligence of the Landlord, its agents, servants or employees or other persons for whom it may in law be responsible and provided that in no event shall the Landlord be responsible for any loss, injury or damage contemplated by Section 7.07(b), or for any indirect or consequential damages sustained by the Tenant or others. Without limiting the generality of the foregoing but subject to the exceptions to the limitation of the liability of the Landlord set out herein, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, dampness, falling plaster, falling ceiling tile, failing ceiling fixtures (including part or all of the ceiling T grid system) and diffuser coverings, or from steam, gas, electricity, water, rain, flood, snow or leaks from any rentable premises or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Complex or from the street or any other place or by any other cause whatsoever. The Landlord shall not be liable for any such damage caused by other tenants or persons in the Complex or by occupants of adjacent property thereto, or the public, or caused by construction or by any private, public or quasi-public work. All property of the Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord and save it harmless from any claims arising out of any damage to the same including, without limitation, any subrogation claims by the Tenant's insurers.

SECTION 7.05 - LANDLORD'S INSURANCE

                  The Landlord shall at all times throughout the Term carry:

         (a) insurance on the Complex (excluding the foundations and excavations) and the machinery, boilers and equipment contained therein or servicing the Complex and owned by the Landlord or the owners of the Complex (specifically excluding any property with respect to which the Tenant and other tenants are obliged to insure pursuant to Section 7.01 or similar sections of their respective leases) against damage by fire and extended perils or all-risks coverage IN AN AMOUNT EQUAL TO THE FULL REPLACEMENT COST OF THE SUBJECT MATTER THEREOF;

         (b) public liability and property damage insurance with respect to the Landlord's operations in the Complex;

         (c) loss of rental income insurance, or loss of insurable gross profits commonly insured against by prudent landlords FOR A PERIOD OF NOT LESS THAN TWELVE (12) MONTHS, including loss of all rentals receivable from tenants in the Complex in accordance with the provisions of their leases, including basic and additional rentals; and

         (d) such other form or forms of insurance as the Landlord or the Mortgagee reasonably considers advisable.

         Such insurance shall be in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a reasonably similar industrial building, having regard to size, age and location WITH A FINANCIALLY SOLVENT INSURER. Notwithstanding the Landlord's covenant contained in this Section 7.05, and notwithstanding any contribution by the Tenant to the cost of insurance premiums provided herein, the Tenant acknowledges and agrees that no insurable interest is conferred upon the Tenant under any policies of insurance carried by the Landlord, and the Tenant has no right to receive any proceeds of any such insurance policies carried by the Landlord.

SECTION 7.06A - INDEMNIFICATION OF THE LANDLORD

         Except as provided in Section 7.07(a) but notwithstanding any other provision of this Lease, the Tenant agrees to protect, indemnify and save each of the Landlord and its officers, employees and agents completely harmless from and against:

         (i) any loss (including loss of Basic Rent and Additional Rent), claims, actions, damages, liability and expenses in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising out of this Lease, or any occurrence in, upon or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Leased Premises by the Tenant; and

         (ii) any Environmental Claim, directly or indirectly incurred, sustained or suffered by or asserted against the Landlord and/or its officers, employees and agents caused by or attributable to, either directly or indirectly, any act or omission of the Tenant and/or any other person for which the Tenant is in law responsible prior to or during the Term of this Lease.

         For the purposes of this Lease, "Environmental Claim" means any claims, losses, costs, expenses, fines, penalties, payments and/or damages (including without limitation, all reasonable solicitors' fees on a solicitor and his own client basis) relating to, arising out of, resulting from or in any way connected with the Release (as such term is defined in Section 6.07 of this Lease) in, on, over, upon or from the Leased Premises of any Hazardous Substance (as such term is defined in Section 6.07 of this Lease) including, without limitation, all costs and expenses of any remediation or restoration of the Leased Premises and/or the Lands required or mandated by the Environmental Law (as such term is defined in Section 6.07 of this Lease).

         If the Landlord shall, without fault on its part, be made a party of any litigation commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation. The Tenant shall also pay all costs, expenses and legal fees that may be incurred or paid by the Landlord in reasonably enforcing the terms, covenants and conditions in this Lease unless a court of law having jurisdiction shall decide otherwise.

SECTION 7.06B - INDEMNIFICATION OF THE TENANT

         NOTWITHSTANDING ANY OTHER TERMS, COVENANTS AND CONDITIONS CONTAINED IN THIS LEASE EXCEPT SECTION 7.07(b), THE LANDLORD SHALL INDEMNIFY THE TENANT AND SAVE IT HARMLESS FROM AND AGAINST ANY AND ALL LOSS, CLAIMS, ACTIONS, DAMAGES, LIABILITIES AND EXPENSES IN CONNECTION WITH LOSS OF LIFE, PERSONAL INJURY, DAMAGE TO PROPERTY OR ANY OTHER LOSS OR INJURY WHATSOEVER ARISING FROM OR OUT OF THIS LEASE, OR ANY OCCURRENCE IN, UPON OR AT THE COMPLEX (EXCLUDING THE LEASED PREMISES SUBJECT TO SECTION 7.04) OCCASIONED WHOLLY OR IN PART BY ANY ACT OR OMISSION OF THE LANDLORD OR BY ANYONE FOR WHOM THE LANDLORD IS IN LAW RESPONSIBLE. IF THE TENANT SHALL, WITHOUT FAULT ON ITS PART, BE MADE A PARTY TO ANY LITIGATION COMMENCED BY OR AGAINST THE LANDLORD, THEN THE LANDLORD SHALL PROTECT, INDEMNIFY AND HOLD THE TENANT HARMLESS AND SHALL PAY ALL COSTS, EXPENSES AND REASONABLE LEGAL FEES INCURRED OR PAID BY THE TENANT IN CONNECTION WITH SUCH LITIGATION. THE LANDLORD SHALL ALSO PAY ALL REASONABLE COSTS, EXPENSES AND LEGAL FEES (ON A SOLICITOR AND HIS CLIENT BASIS) THAT MAY BE INCURRED OR PAID BY THE TENANT IN REASONABLY ENFORCING THE TERMS, COVENANTS AND CONDITIONS IN THIS LEASE.

SECTION 7.07 - LIMITATIONS OF LIABILITY

         (a) The Tenant shall not be liable to the Landlord in respect of any loss, injury or damage insured by the Landlord under Sections 7.05(a) and (c); and

         (b) The Landlord shall not be liable to the Tenant in respect of any loss, injury or damage to property insured or required to be insured by the Tenant under Sections 7.01(a)(i), (ii) and
                  (iv).

                                  ARTICLE VIII

                      MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 8.01 - MAINTENANCE AND REPAIRS BY THE TENANT

         (a) Subject to Sections 9.01 and 9.02, the Tenant shall at all times at its sole cost, keep and maintain the Leased Premises and every part thereof, including all facilities, equipment and services, in a clean and tidy condition and will not permit waste paper, garbage, ashes, waste, debris or other objectionable material to accumulate thereon or therein and the Tenant will not use any outside garbage or other containers (other than those approved or designated by the Landlord) and the Tenant shall arrange for removal and disposal of waste and garbage at its sole expense. The Tenant, at its sole cost and expense, shall renew, rebuild, replace, operate, maintain, paint and keep the Leased Premises and every part thereof, INCLUDING BUT NOT LIMITED TO all equipment, fixtures, appurtenances used in or about the Leased Premises, including plumbing, electrical, heating, cooling, and other facilities and systems during the Term of this Lease, in good repair and first class condition, as a careful and prudent owner would do. Subject to Section 8.03 and in accordance with Section 8.02, the Tenant shall promptly make all necessary repairs, structural and non-structural, capital and non-capital, ordinary and extraordinary, foreseen as well as unforeseen (excluding only such reasonable wear and tear as would not be repaired by a careful and prudent owner and except for repairs to the roof and bearing walls of the Leased Premises except if caused by the negligent act or negligence of the Tenant or those for whom the Tenant is in law responsible).

         (b) The Tenant shall examine the Leased Premises before taking possession thereof and unless the Tenant furnishes the Landlord with a notice in writing specifying any defect in the construction of the Leased Premises within THIRTY (30) days after such taking of possession, the Tenant shall conclusively be deemed to have examined the Leased Premises, to have agreed that they are in order, and such taking of possession without the giving of such notice as aforesaid within such THIRTY (30) day period is conclusive evidence against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition, subject to latent defects, if any. The Tenant agrees that there is no promise, representation or undertaking by or binding upon the Landlord with respect to the use of the Leased Premises or any alteration, remodelling or redecorating of or installation of equipment or fixtures in the Leased Premises, except such, if any, as are expressly set forth in this Lease or the Agreement to Lease.

         (c) The Tenant acknowledges that it will not enter, nor permit or suffer any person to enter upon the roof of the building containing the Leased Premises or make any opening in the roof without the prior written consent of the Landlord.

         (d) The Tenant covenants and agrees that it shall, at its sole cost and expense, at all times during the Term of the Lease, obtain and maintain an inspection and maintenance service contract or contracts in relation to the mechanical systems in the Leased Premises including, without limitation, the heating, ventilation and cooling systems, as a prudent owner would obtain and maintain. Copies of such inspection and maintenance service contract or contracts will be delivered to the Landlord as soon as practicable after the obtaining of the required contract or contracts.

         (e) The Tenant covenants and agrees that it shall not allow, without the prior written consent of the Landlord, first had and obtained, in the Landlord's sole discretion, any protrusions from the Leased Premises for any reason whatsoever, such control to the Landlord to protect the aesthetics thereof and for the benefit of its own interest and the interest of other tenants of the Lands and other persons in or about the Lands. Should, however, such protrusion exist, the Tenant shall indemnify the Landlord against any loss or damage caused to any person, firm, corporation or thing as a result of the same and the Tenant covenants and agrees that it shall, at the request of the Landlord, remove the same or if not removed within ten (10) days of request, then the Landlord shall have the right to remove same and all costs and expenses incurred shall be immediately payable by the Tenant to the Landlord as an Additional Service Cost.

         (f) In addition to the specific obligations elsewhere in this Lease reserved and contained on the part of the Tenant to be observed and performed and without in any way limiting the generality thereof, the condition, maintenance, operation and management of the Leased Premises, and other improvements thereon or therein from time to time, including without limitation all machinery, equipment and other facilities therein or thereon, shall be the sole responsibility of the Tenant, throughout the Term hereof and the Tenant shall make all payments, foreseen, unforeseen, ordinary and/or extraordinary, required to be made not only with respect to the observance and performance of such specific obligations but also with respect to the general obligation in this clause contained.

SECTION 8.02 - LANDLORD'S APPROVAL OF THE TENANT'S REPAIRS

         (a) During the Term of this Lease or any renewal or extension hereof, the Tenant shall not make any repairs, replacements, Leasehold Improvements or install trade fixtures in any part of the Leased Premises without first obtaining the Landlord's written approval, such approval not to be unreasonably withheld, and in connection therewith the Tenant shall, prior to commencing any such work, submit to the Landlord:

                  (i) for its prior approval (NOT TO BE UNREASONABLY WITHHELD OR DELAYED) details of the proposed work, including drawings and specifications prepared by qualified architects or engineers and conforming to good engineering practice;

                  (ii) such indemnification against liens, costs, damages and expenses (including its OUT-OF POCKET costs and expenses REASONABLY incurred, or which may be incurred, in reviewing the proposed work and supervising its completion) and such insurance coverages as the Landlord REASONABLY requires; and

                  (iii) evidence satisfactory to the Landlord that the Tenant has obtained at its expense all necessary consents, permits, licences and inspections from all governmental and regulatory authorities having jurisdiction.

         (b) All such repairs, replacements, Leasehold Improvements or trade fixtures made or installed by the Tenant in the Leased Premises and approved by the Landlord shall be performed:

                  (i) with first class materials owned by the Tenant at the sole cost of the Tenant;

                  (ii) by competent workmen whose labour union affiliations are compatible with others employed by the Landlord and its contractors;

                  (iii)    in a good and workmanlike manner;

                  (iv) in accordance with the drawings and specifications approved by the Landlord; and

                  (v) subject to the reasonable regulations, supervision, controls and inspection of the Landlord.

         (c) If any such repairs, replacements, Leasehold Improvements or trade fixtures would affect the structure of the Complex, or any of the electrical, mechanical or other base building systems or their warranties, such work shall, at the option of the Landlord, be performed by the Landlord as an Additional Service. If such would affect such warranties, the LANDLORD may reasonably refuse to allow such work to be done. Upon completion thereof, and thereafter, to the extent requiring ongoing maintenance, repair or replacement, the Tenant shall pay to the Landlord the Additional Service Cost in respect thereof. THE COST OF WORK PERFORMED FOR THE TENANT BY OR ON BEHALF OF THE LANDLORD IN THIS SUB-SECTION (c) SHALL BE COMPETITIVE WITH COSTS CHARGED FOR SIMILAR OR COMPARABLE WORK CARRIED OUT BY COMPARABLE BUILDINGS IN THE CITY OF MISSISSAUGA.

         (d) In respect of repairs, alterations or replacements of or to the Leased Premises thereafter during the Term, the Tenant shall pay to the Landlord, as Additional Rent, THE OUT-OF-POCKET ARCHITECTS' AND ENGINEERS' FEES AND COSTS AND ALL OTHER OUT-OF-POCKET FEES AND COSTS INCURRED BY THE LANDLORD WITH RESPECT TO SUCH REPAIRS, ALTERATIONS OR REPLACEMENT OF OR TO THE LEASED PREMISES. In addition, any cost or expense of the Landlord in providing garbage removal to the Complex and, if the Landlord's architects and engineers responsible for the Complex are not retained by the Tenant to complete any improvements in the Leased Premises affecting the structure of the Complex or any of the electrical, mechanical or other base building systems or their warranties, any cost or expense of the Landlord's architects and engineers in respect of approval of plans, and supervision and/or inspection of such work, will each be payable by the Tenant as Additional Rent upon being invoiced by the Landlord.

SECTION 8.03 - MAINTENANCE AND REPAIRS BY THE LANDLORD

         (a) The Landlord agrees with the Tenant to MAINTAIN AND keep in a good and reasonable state of repair, and consistent with the general standards of FIRST CLASS industrial buildings of comparable age in the immediate area of the Complex, but subject to Sections 9.01 and 9.02, and with the exception of reasonable wear and tear:

                  (i) those portions of the Complex consisting of the courts, concourses, lobbies, landscaped areas, entrances, PARKING AREAS and other facilities from time to time provided for common use and enjoyment, and the exterior portions of all buildings and structures from time to time forming part of the Complex and affecting its general appearance;

                  (ii) those portions of the Complex (other than the Leased Premises and premises of other tenants) comprising the Common Use Equipment, the entrances, stairways, corridors and lobbies; and

                  (iii) the structural members or elements of the Leased Premises, including its foundations, roof and structural portions of exterior walls, except for repairs caused by the negligent act or negligence of the Tenant or those for whom the Tenant is in law responsible.

         (b) Subject to Sections 9.01 and 9.02, the Landlord agrees with the Tenant to repair Insured Damage.

         (c) The Tenant acknowledges and agrees that the Landlord is not liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of the Tenant or the Tenant's servants, clerks, employees, invitees or other persons by reason of failure of any equipment, facilities or systems servicing the Complex or of reasonable delays in the performance of any repairs, replacements and maintenance for which the Landlord is responsible pursuant to this Lease and no such delay shall entitle the Tenant to any compensation or abatement whatsoever SO LONG AS THE LANDLORD MAKES ALL NECESSARY REPAIRS AND REPLACEMENTS DILIGENTLY AFTER BECOMING AWARE OF THE NEED FOR SAME.

         (d) If the Tenant refuses or neglects to carry out any repairs properly required to be carried out by it under this Lease and to the reasonable satisfaction of the Landlord, the Landlord may, but shall not be obliged to, make such repairs without being liable for any loss or damage that may result to the Tenant's merchandise, fixtures or other property or to the Tenant's business by reason thereof and upon completion thereof, the Tenant shall pay to the Landlord the Additional Service Cost in respect thereof.

SECTION 8.04 - SURRENDER OF THE LEASED PREMISES

         At the expiration of the Term or earlier termination of this Lease, the Tenant shall peaceably surrender and yield up the Leased Premises to the Landlord in as good condition and repair as the Tenant is required to maintain the Leased Premises throughout the Term, REASONABLE WEAR AND TEAR EXCEPTED and the Tenant shall surrender all keys for the Leased Premises to the Landlord at the place then fixed for the payment of rent and shall inform the Landlord of all combinations of locks, safes and vaults, if any, in the Leased Premises. The Tenant shall, however, remove all of its trade fixtures if requested by the Landlord as provided in Section 8.08 hereof before surrendering the Leased Premises as aforesaid. The Tenant's obligation under this covenant shall survive the expiration of the Term or earlier termination of this Lease.

SECTION 8.05 - REPAIR WHERE THE TENANT IS AT FAULT

         Save for the limitation of liability contained in Section 7.07(a) but notwithstanding any other provision of this Lease, if the Complex or any part thereof, or any equipment, machinery, facilities or improvements contained therein or made thereto, or the roof or outside walls of the Complex or any other structural portions thereof require repair or replacement or become damaged or destroyed by reason of any act, omission to act, neglect or default of the Tenant or those for whom the Tenant is in law responsible or through any of them in any way stopping up or damaging the climate control, heating apparatus, water pipes, drainage pipes or other equipment or facilities or parts of the Complex, the cost of the resulting repairs, replacements or alterations shall be an Additional Service Cost to the Tenant.

SECTION 8.06 - TENANT NOT TO OVERLOAD FACILITIES

         The Tenant shall not install any equipment which will alter, exceed or overload the capacity of any utility, electrical or mechanical facilities in the Leased Premises, and the Tenant will not bring into the Leased Premises or install any utility, electrical or mechanical facility or service which the Landlord does not approve. The Tenant agrees that if any changes proposed or used by the Tenant requires additional utility, electrical or mechanical facilities, the Landlord may, in its sole discretion, if they are available, elect to install them in accordance with plans and specifications to be approved in advance in writing by the Landlord and the cost thereof shall be an Additional Service Cost to the Tenant.

SECTION 8.07 - TENANT NOT TO OVERLOAD FLOORS

         The Tenant shall not bring upon the Complex or the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight, size or use might in the opinion of the Landlord damage the Complex or the Leased Premises and shall not at any time overload the floors of the Leased Premises.

SECTION 8.08 - REMOVAL AND RESTORATION BY TENANT

         (a) All Leasehold Improvements shall immediately become the property of the Landlord upon affixation or installation without compensation therefor to the Tenant, but the Landlord is under no obligation to repair, maintain or insure any Leasehold Improvements. Leasehold Improvements and trade fixtures shall not be removed from the Leased Premises either during or at the expiration or earlier termination of the Term except that:

                  (i) the Tenant may during the Term in the usual or normal course of its business and without the prior written consent of the Landlord remove its trade fixtures, and provided that the Tenant is not THEN in default under this Lease; and

                  (ii) the Tenant shall, immediately prior to the expiration of the Term and at its own cost, remove all trade fixtures and repair any damage to the Leased Premises caused by their installation and removal, failing which such may be completed by the Landlord as an Additional Service to the Tenant. THE TENANT SHALL NOT BE RESPONSIBLE FOR RESTORATION OF THE LEASED PREMISES OR REMOVAL OF ITS LEASEHOLD IMPROVEMENTS IN THE LEASED PREMISES AT THE EXPIRY OR EARLIER TERMINATION OF THIS LEASE OR ANY EXTENSIONS; HOWEVER, THIS DOES NOT ABSOLVE THE TENANT FROM ITS RESPONSIBILITY TO REPAIR DAMAGE AND MAINTAIN THE LEASED PREMISES IN GOOD REPAIR, SUBJECT TO REASONABLE WEAR AND TEAR, AS REQUIRED BY THE TERMS OF THIS LEASE.

         (b) If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term, the trade fixtures shall, at the option of the Landlord, become the property of the Landlord and, as an Additional Service to the Tenant, may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable.

All property of the Tenant remaining on the Leased Premises THIRTY (30) DAYS after the termination of the tenancy shall be deemed to have been abandoned by the Tenant in favour of the Landlord and may be disposed of by the Landlord at its discretion without prejudice to the rights of the Landlord to claim damages from the Tenant for failure to remove the same.

SECTION 8.09 - NOTICE BY THE TENANT

         The Tenant shall when it becomes aware of same notify the Landlord by Notice of any damage to or deficiency or defect in any part of the Complex, including the Leased Premises, any equipment or utility systems or any installations located therein notwithstanding the fact that the Landlord may have no obligations with respect to same.

SECTION 8.10 - TENANT TO DISCHARGE ALL LIENS

         The Tenant shall at all times during the period that the Tenant is engaged in the construction or installation of its improvements or has been given possession of the Leased Premises and throughout the Term promptly pay all its architects, engineers, contractors, materialmen, suppliers and workmen and all charges incurred by or on behalf of the Tenant for any work, materials or services which may be done, supplied or performed at any time in respect of the Leased Premises and the Tenant shall do any and all things necessary so as to ensure that no lien is registered against the Complex or any part thereof or against the Landlord's interest in the Leased Premises and if any lien is made, filed or registered, the Tenant shall discharge OR VACATE it or cause it to be discharged forthwith at the Tenant's expense.

         If the Tenant fails to discharge or cause any such lien to be discharged as aforesaid, then in addition to any other right or remedy of the Landlord, the Landlord may but it shall not be obligated to discharge OR VACATE the same by paying the amount claimed to be due into Court and the amount so paid by the Landlord and all costs and expenses, including reasonable legal fees (on a solicitor and his client basis) incurred as a result of the registration of any such lien shall be immediately due and payable by the Tenant to the Landlord as Additional Rent on demand.

SECTION 8.11 - SIGNS AND ADVERTISING

         THE LANDLORD SHALL PERMIT THE TENANT TO INSTALL PROMINENT FASCIA SIGNAGE ON THE NORTH AND SOUTH SIDES OF THE COMPLEX (AT THE TENANT'S SOLE EXPENSE) AND SHALL WORK WITH THE TENANT TO ASSIST THE TENANT IN OBTAINING ANY AND ALL REQUIRED PERMITS FOR SUCH SIGNAGE. THE DESIGN OF THE TENANT'S SIGNAGE SHALL BE IN ACCORDANCE WITH THE LANDLORD'S SIGN CRITERIA FOR THE COMPLEX AND THE TENANT'S SPECIFICATIONS AND THE PRECISE LOCATION SHALL BE SUBJECT TO THE LANDLORD'S APPROVAL, NOT TO BE UNREASONABLY WITHHELD OR DELAYED. ALL SIGNAGE SHALL BE SUBJECT TO THE APPROVAL OF THE CITY OF MISSISSAUGA. Other than such identification signs, the Tenant shall not paint, affix or display any sign, picture, advertisement, notice, lettering or decoration on any part of the Complex or the Leased Premises for exterior view without the prior written consent of the Landlord which consent may be unreasonably withheld. Any such signs shall remain the property of the Tenant and shall be maintained at the Tenant's sole cost and expense. At the expiration of the Term or earlier termination of this Lease, the Tenant shall remove any such sign, picture, advertisement, notice, lettering or decoration from the Leased Premises at the Tenant's expense and shall promptly repair all damage caused by any such installation and removal failing which such may be performed by the Landlord as an Additional Service to the Tenant. The Tenant's obligation to observe and perform this covenant shall survive the expiration of the Term or earlier termination of this Lease. In the event that the Landlord provides and installs a pylon board for the Complex, the Tenant shall be entitled at its expense as an Additional Service to have its name shown upon such pylon board. The Landlord shall design the style of such pylon board and shall in its own discretion determine the location of the same.

                                   ARTICLE IX

                             DAMAGE AND DESTRUCTION

SECTION 9.01 - DESTRUCTION OF THE LEASED PREMISES

         (a) If the Leased Premises are at any time destroyed or damaged (including, without limitation, smoke and water damage) as a result of fire, the elements, accident or other casualty required to be insured against by the Landlord pursuant to
                  Section 7.05 hereof or otherwise insured against by the Landlord, and if as a result of such occurrence:

                  (i) the Leased Premises are rendered untenantable only in part, this Lease shall continue in full force and effect and the Landlord shall, subject to Sections 9.01(b) and 9.02(a) hereof, commence diligently to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations under Section 8.03, and if the damage is such that the portion of the Leased Premises rendered untenantable is not reasonably capable of use and occupancy by the Tenant for the purposes of its business, Rent shall abate proportionately to the portion of the Leased Premises rendered untenantable from and after THE DATE OF THE DAMAGE AND DESTRUCTION and until the Landlord's repairs have been completed;

                  (ii) the Leased Premises are rendered wholly untenantable, this Lease shall continue in full force and effect and the Landlord shall, subject to Sections 9.01(b) and 9.02(a) hereof, commence diligently to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations under Section 8.03 and Rent shall abate entirely from and after THE DATE OF SUCH DAMAGE AND DESTRUCTION and until the Landlord's repairs have been completed;

                  (iii) the Leased Premises are not rendered untenantable in whole or in part, this Lease shall continue in full force and effect, the Rent and other amounts payable by the Tenant shall not terminate, be reduced or abate and the Landlord shall, subject to Sections 9.01(b) and 9.02(a) hereof, commence diligently to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations under Section 8.03.

         (b) Notwithstanding anything contained in Section 9.01(a), if the Leased Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the Leased Premises cannot be reconstructed, rebuilt or repaired and made fit for the purposes of the Tenant within one hundred and eighty (180) days of the happening of the damage or destruction, the Landlord, instead of reconstructing, rebuilding or repairing the Leased Premises in accordance with Section 9.01(a), OR THE TENANT may at its option elect to terminate this Lease by giving to the OTHER PARTY Notice of termination within forty-five (45) days after such damage or destruction, and thereupon Rent and other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage or destruction, and the Tenant shall immediately deliver up vacant possession of the Leased Premises to the Landlord in accordance with the terms of this Lease.

         (c) Upon the Tenant being given Notice by the Landlord that the Landlord's reconstruction, rebuilding or repairs have been substantially completed, the Tenant shall forthwith complete all repairs to the Leased Premises which are the Tenant's responsibility under Section 8.01 and all other work required to fully restore the Leased Premises for business in every case at the Tenant's cost and without any contribution to such cost by the Landlord, whether or not the Landlord has at any time made any contribution to the cost of supply, installation or construction of Leasehold Improvements in the Leased Premises. The Tenant shall diligently complete the Tenant's repairs within sixty (60) days after notice that the Landlord's reconstructing, rebuilding or repairs have been substantially completed.

         (d) Nothing in this Section 9.01 requires the Landlord to rebuild the Leased Premises in the condition and state that existed before any such occurrence, provided that the Leased Premises as rebuilt will have reasonably similar facilities and services to those in the Leased Premises prior to the damage or destruction having regard, however, to the age of the Complex at such time.

SECTION 9.02 - DESTRUCTION OF THE COMPLEX

         (a) Notwithstanding anything contained in this Lease and specifically notwithstanding the provisions of Section 9.01 hereof, if all or any part of the Complex is damaged or destroyed by any cause whatsoever (irrespective of whether the Leased Premises are damaged or destroyed) and if, in the opinion of the Landlord reasonably arrived at, such area of the Complex so damaged or destroyed cannot be rebuilt or made fit for the purposes of such space within ninety (90) days of the happening of the damage or destruction; then and so often as any of such events occur, the Landlord may, at its option (to be exercised by Notice to the Tenant within forty-five
                  (45) days
                  following any such occurrence), elect to terminate this Lease. In the case of such election, the Term and the tenancy hereby created shall expire upon the forty-fifty (45th) day after such notice is given, without indemnity or penalty payable by, or any other recourse against the Landlord, and the Tenant shall, within such forty-five (45) day period, vacate the Leased Premises and surrender them to the Landlord, with the Landlord having the right to re-enter and repossess the Leased Premises discharged of this Lease and to expel all persons and remove all property therefrom. Rent shall be due and payable without deduction or abatement subsequent to the destruction or damage and until the date of termination, unless the Leased Premises shall have been destroyed or damaged as well, in which event Section 9.01 shall apply.

         (b) If all or any part of the Complex is at any time destroyed or damaged as set out in Section 9.02(a), and the Landlord does not elect to terminate this Lease in accordance with the rights hereinbefore granted, the Landlord shall, following such destruction or damage, commence diligently to reconstruct, rebuild or repair, if necessary, that part of the Complex which was damaged or destroyed, but only to the extent of the Landlord's responsibilities pursuant to the terms of the various leases for the premises in the Complex and exclusive of any tenant's responsibilities set out therein. If the Landlord elects to repair, reconstruct or rebuild the Complex or any part thereof, the Landlord may repair, reconstruct or rebuild according to plans and specifications and working drawings other than those used in the original construction of the Complex or any part thereof.

SECTION 9.03 - ABROGATION - INTENTIONALLY DELETED

                                    ARTICLE X

                                TRANSFER AND SALE

SECTION 10.01 - ASSIGNING AND SUBLETTING

         The Tenant will not enter into, consent to or permit a Transfer without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld, but shall be subject to the Landlord's rights under Section 10.02. Notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to take into account the following factors in deciding whether to grant or withhold its consent:

         (a) whether any such Transfer is in violation or breach of any covenants or restrictions granted by the Landlord to its Mortgagee, other tenants or occupants or prospective tenants or occupants in the Complex;

         (b) whether in the Landlord's opinion the financial background, business history and capability of the proposed transferee is satisfactory;

         (c) whether the Landlord has other premises in the Complex which might be suitable for the needs of the proposed person or entity to whom the Transfer is being made;

         (d) whether the proposed person or entity to whom the Transfer is being made is an existing tenant in the Complex (i) THAT REQUIRES EXPANSION PREMISES IN THE COMPLEX AND THE LANDLORD HAS OTHER PREMISES IN THE COMPLEX SUITABLE FOR THE NEEDS OF THE PROPOSED TRANSFEREE, AND (ii) WHOSE LEASE OF SPACE IN THE COMPLEX IS EXPIRING AND THE TENANT HAS THE LEASED PREMISES OR A PORTION THEREOF AVAILABLE FOR SUBLEASE OR ASSIGNMENT THAT WOULD BE SUITABLE FOR THE NEEDS OF THE PROPOSED TRANSFEREE; and

         (e) whether any such Transfer provides for Rent which is less than the Rent payable under this Lease, OR, IF A SUBLETTING, THE RENT PAYABLE UNDER THE SUBLEASE IS LESS THAN FAIR MARKET RENT FOR SUBLET PREMISES.

         The consent by the Landlord to any Transfer, if granted, shall not constitute a waiver of the necessity for such consent to any subsequent Transfer, whether by the Tenant or any sublessee of the Tenant. This prohibition against a Transfer is construed so as to include a prohibition against any Transfer by operation of law and no Transfer shall take place or be deemed to have been consented to or approved by reason of a failure by the Landlord to give notice to the Tenant within FIFTEEN (15) days as required by Section 10.02.

SECTION 10.02 - LANDLORD'S RIGHT TO TERMINATE

         The Tenant shall not effect a Transfer unless:

         (a) it shall have received or procured a bona fide written offer to effect a Transfer which is not inconsistent with, and the acceptance of which would not breach any provision of this Lease if this Section 10.02 is complied with and which the Tenant has accepted subject only to compliance with this
                  Section 10.02, and

         (b) it shall have first requested and obtained the consent in writing of the Landlord thereto.

         Any request for such consent shall be in writing and accompanied by a true copy of such offer, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, reputation, financial standing and business of the proposed person or entity to whom the Transfer is being made. The Landlord shall within FIFTEEN (15) days after having received such notice and all such necessary information, notify the Tenant in writing either that:

         (i) it consents or does not consent to the Transfer in accordance with the provisions and qualifications in this Article X, or

         (ii) it elects to terminate this Lease in preference to giving such consent.

         If the Landlord elects to terminate this Lease it shall stipulate in its notice the date of termination of this Lease, which date shall be no less than thirty (30) days nor more than ninety (90) days following the giving of such notice of termination. If the Landlord elects to terminate this Lease as aforesaid, the Tenant shall notify the Landlord in writing within five (5) days thereafter of the Tenant's intention either to refrain from such Transfer or to accept the termination of this Lease. If the Tenant fails to deliver such notice within such period of five (5) days or notifies the Landlord that it accepts the Landlord's termination, this Lease will thereby be terminated on the date of termination stipulated by the Landlord in its notice. If the Tenant advises the Landlord it intends to refrain from such Transfer, the Landlord's election to terminate this Lease as aforesaid shall become null and void in such instance.

SECTION 10.03 - CONDITIONS OF TRANSFER

         (a) If there is a permitted Transfer WHICH IS AN ASSIGNMENT, the Landlord may collect rent from the transferee and apply the net amount collected to the Rent required to be paid pursuant to this Lease, but no acceptance by the Landlord of any payments by the transferee shall be deemed a waiver of the provisions of Article X hereof or the acceptance of the transferee as tenant or a release of the Tenant from the further performance by the tenant of the covenants or obligations on the part of the Tenant herein contained. Any consent by the Landlord shall be subject to the Tenant executing and causing any such transferee to promptly execute an agreement directly with the Landlord agreeing SAVE AND EXCEPT FOR PAYMENT OF BASIC RENT IN THE CASE OF A SUBLETTING, to be bound by all of the terms, covenants and conditions contained in this Lease as if such transferee had originally executed this Lease as tenant.

         (b) Notwithstanding any such Transfer permitted or consented to by the Landlord, the Tenant shall be jointly and severally liable with the transferee under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease.

         (c) The Tenant agrees that if this Lease is ever disclaimed or terminated in a bankruptcy proceeding relating to a transferee, or if the Landlord terminates this Lease as a result of any act or default of any transferee, the Tenant shall, at the Landlord's option exercised by Notice to the Tenant, enter into a new lease of the Leased Premises on terms identical to this Lease for a term commencing on the date which the Landlord exercises its right to require the Tenant to enter into such new lease and expiring upon the date of expiry of this Lease; in such event, the Tenant will accept the Leased Premises in an "as is" condition.

         (d) The Landlord's consent to any Transfer shall be subject to the condition that the Basic Rent payable by the transferee thereafter shall be the greater of (i) the Basic Rent payable hereunder or (ii) the Basic Rent payable under the Transfer agreement.

         (e) Any document evidencing CONSENT TO any Transfer permitted by the Landlord or setting out any terms applicable to such Transfer or the rights and obligations of the Tenant or the transferee thereunder, shall be prepared by the Landlord or its solicitors, and all reasonable legal and other costs with respect thereto shall be paid by the Tenant to the Landlord or its solicitors forthwith upon demand as Additional Rent, together with an administrative fee payable to the Landlord in the amount of Three Hundred Dollars ($300).

SECTION 10.04 - NO ADVERTISING OF THE LEASED PREMISES

         The Tenant shall not print, publish, post, display or broadcast any notice or advertisement or otherwise advertise the whole or any part of the Leased Premises for the purpose of any Transfer and it shall not permit any broker or other person to do any of the foregoing, unless the complete text and format of any such notice or advertisement is first approved in writing by the Landlord WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. Without in any way restricting or limiting the Landlord's right to refuse any text or format on other grounds, any text or format proposed by the Tenant shall not contain any reference to the Rent of and for the Leased Premises.

SECTION 10.05 - CORPORATE OWNERSHIP

         If the Tenant is a corporation or partnership or if the Landlord has consented to a Transfer to a corporation or a partnership, any actual or proposed Change of Control in such corporation (other than that occurring as the result of trading in shares listed upon a recognized stock exchange where such trading is not for the purpose of acquiring effective control) or partnership shall be deemed to be a Transfer and subject to all of the provisions of this
Article X.

         The Tenant shall make available to the Landlord, or its representatives, all of its corporate or partnership books and records, as the case may be, for inspection at all reasonable times, to enable the Landlord to ascertain whether there has been any Change of Control of the Tenant from time to time. Similarly, any Indemnifier shall make the same information available to the Landlord in respect of its records and, if there shall be a Change of Control of the Indemnifier the Landlord may terminate this Lease upon notice to the Tenant unless it consents to such Change of Control.

         For the purposes of this Section, "Change of Control" means the transfer or issue by sale, assignment, transmission on death, encumbrance, issuance from treasury, operation of law or otherwise, of any shares, voting rights or interest which would result in any change in the identity of the person or entity exercising, or who might exercise, effective control of the corporation or partnership and, in the case of a partnership, includes a change in any of its partners.

         NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 10.05 SHALL NOT APPLY PROVIDED THAT:

         (a) THE TENANT IN OCCUPANCY OF THE WHOLE OF THE LEASED PREMISES IS LOYALTY MANAGEMENT GROUP CANADA INC. OR A PERMITTED TRANSFEREE PURSUANT TO SECTION 10.07A;

         (b)      THE TENANT IS NOT IN DEFAULT UNDER THE LEASE; AND

         (c) LOYALTY MANAGEMENT GROUP CANADA INC. IS NOT RELEASED FROM ITS OBLIGATIONS UNDER THE LEASE.

SECTION 10.06 - ASSIGNMENT BY THE LANDLORD

         The Landlord, at any time and from time to time, may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Complex, and at any time and from time to time may enter into any Mortgage of the whole or any part of its interest in the Complex. If the party acquiring such interest shall have agreed, so long as it holds such interest, to assume and to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall thereupon be released from all of its covenants and obligations under this Lease.

SECTION 10.07 - TRANSFER WITHOUT CONSENT

         A. NOTWITHSTANDING ANYTHING CONTAINED IN THIS ARTICLE X AND PROVIDED THAT:

         (a)      THE TENANT IS LOYALTY MANAGEMENT GROUP CANADA INC.;

         (b)      THE TENANT IS NOT IN DEFAULT UNDER THE LEASE;

         (c) ANY PROPOSED TRANSFEREE DIRECTLY COVENANTS WITH THE LANDLORD TO BE BOUND BY THE TERMS OF THE LEASE SAVE AND EXCEPT FOR THE PAYMENT OF BASIC RENT IN THE CASE OF A SUBLETTING;

         (d) LOYALTY MANAGEMENT GROUP CANADA INC. IS NOT RELEASED FROM ITS OBLIGATIONS UNDER THE LEASE;

         (e)      THE LANDLORD RECEIVES PRIOR NOTICE OF SUCH TRANSFER; AND

         (f)      THE LANDLORD AND THE TENANT SHALL HAVE EXECUTED THE LEASE

         THE TENANT SHALL NOT REQUIRE THE CONSENT OF THE LANDLORD PURSUANT TO
         SECTION 10.02 HEREOF WITH RESPECT TO A TRANSFER PROVIDED THE TRANSFEREE IS AN AFFILIATE (AS SUCH TERM IS DEFINED IN THE ONTARIO BUSINESS CORPORATIONS ACT) OF THE TENANT. IN THE CASE OF ANY SUCH ASSIGNMENT OR SUBLETTING UNDER THIS SECTION 10.07A, IF, AS AND WHEN THE TRANSFEREE CEASES TO BE AN AFFILIATE OF LOYALTY MANAGEMENT GROUP CANADA INC., THE TENANT SHALL BE DEEMED TO HAVE EFFECTED A TRANSFER AT THAT TIME TO WHICH THE PROVISIONS OF THIS ARTICLE X SHALL APPLY.

         B. NOTWITHSTANDING ANYTHING CONTAINED IN THIS ARTICLE X AND PROVIDED THAT:

          a) THE TENANT IS LOYALTY MANAGEMENT GROUP CANADA INC. OR A PERMITTED TRANSFEREE PURSUANT TO SECTION 10.07A;

          b)      THE TENANT IS NOT IN DEFAULT UNDER THE LEASE;

          c) LOYALTY MANAGEMENT GROUP CANADA INC. IS NOT RELEASED FROM ITS OBLIGATIONS UNDER THE LEASE; AND

          d)      THE LANDLORD AND THE TENANT SHALL HAVE EXECUTED THE LEASE

         THE TENANT SHALL NOT REQUIRE THE CONSENT OF THE LANDLORD PURSUANT TO
         SECTION 10.02 HEREOF WITH RESPECT TO A TRANSFER PROVIDED THAT THE TRANSFEREE IS A LENDER ENCUMBERING ALL OR SUBSTANTIALLY ALL OF THE TENANT'S LEASEHOLD INTERESTS IN CANADA, PROVIDED THAT THE RIGHTS OF SUCH LENDER TO TRANSFER THIS LEASE SHALL BE SUBJECT TO THE PROVISIONS OF THIS ARTICLE X.

                                   ARTICLE XI

                             ACCESS AND ALTERATIONS

SECTION 11.01 - RIGHT OF ENTRY

         The Landlord and its agents have the right to enter the Leased Premises at all times to examine the same and to make such repairs, alterations, changes, checks, adjustments, calibrations, improvements or additions to the Leased Premises or the Complex or any part thereof or systems therein or any adjacent to the Leased Premises. The Tenant shall not obstruct any pipes, conduits, ducts, mechanical shafts or electrical equipment so as to prevent reasonable access thereto.

SECTION 11.02 - RIGHT TO SHOW LEASED PREMISES

         The Landlord and its agents have the right to enter the Leased Premises at all times during Business Hours to show them to prospective purchasers, lessees or Mortgagees and during the twelve (12) months prior to the expiration of the Term, the Landlord may place upon the Leased Premises the usual "For Rent" notices which the Tenant shall permit to remain thereon without molestation or complaint.

SECTION 11.03 - ENTRY NOT FORFEITURE

         No entry into the Leased Premises or anything done therein by the Landlord pursuant to a right granted by this Lease shall constitute a breach of any covenant for quiet enjoyment, or (except where expressed by the Landlord in writing) shall constitute a re-entry or forfeiture, or any actual or constructive eviction. The Tenant shall have no claim for injury, damages or loss suffered as a result of any such entry or thing done by the Landlord. The Rent required to be paid pursuant to this Lease shall not abate or be reduced due to loss or interruption of business of the Tenant or otherwise while any repairs, alterations, changes, adjustments, improvements or additions permitted by this Lease are being made by the Landlord.

SECTION 11.04 - LANDLORD'S COVENANT FOR QUIET ENJOYMENT

         The Landlord hereby agrees to perform or cause to be performed all of the obligations of the Landlord under this Lease, and further agrees that if the Tenant pays the Basic Rent and Additional Rent and continuously performs all its obligations under this Lease, the Tenant shall, subject to the terms and conditions of this Lease, peaceably possess and enjoy the Leased Premises throughout the Term without any interruption or disturbance from the Landlord or any other person or persons lawfully claiming by, through or under the Landlord.

SECTION 11.05 - INSPECTION

         The Landlord and its agents have the right to enter the Leased Premises ON REASONABLE PRIOR NOTICE TO THE TENANT to inspect the condition thereof and where an inspection reveals repairs are necessary that are the obligation of the Tenant under this Lease, the Landlord may give the Tenant Notice and thereupon the Tenant will, at the Tenant's sole expense and within THIRTY (30) days of the giving of such Notice, complete the necessary repairs and replacements, in a good and workmanlike manner to the satisfaction of the Landlord, acting reasonably. Provided always that if the Tenant shall not within the TEN (10) days after the giving of such Notice OR SUCH GREATER LENGTH OF TIME AS MAY BE REASONABLY NECESSARY IN THE CIRCUMSTANCES, be proceeding diligently with the execution of the repairs and replacements mentioned in such Notice, it shall be lawful for the Landlord to enter upon the Leased Premises and execute such repairs and replacements and the cost thereof shall immediately be due and be paid by the Tenant to the Landlord as an Additional Service Cost. Notwithstanding what is hereinbefore set out, should such inspection reveal repairs which are the obligation of the Tenant and which in the reasonable exercise of the Landlord's judgment result in an emergency then the Landlord, at its option, shall immediately and without Notice have the right to enter on and into the Leased Premises and the Tenant shall pay the reasonable costs involved immediately upon demand as an Additional Service Cost.

                                   ARTICLE XII

                 STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 12.01 - STATUS STATEMENT

(1) Within ten (10) days after request by Notice therefor by the Landlord, the Tenant shall deliver, in a form supplied by the Landlord, a status statement or a certificate to the Landlord, or to the Mortgagee, or to any proposed Mortgagee or purchaser, or as the Landlord may otherwise direct stating (if such is the case):

         (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and identifying the modification agreements);

         (b)      the Commencement Date;

         (c) the date to which Basic Rent and Additional Rent have been paid under this Lease;

         (d) TO THE BEST OF THE KNOWLEDGE OF THE TENANT (OR THE LANDLORD AS THE CASE MAY BE) whether there is any other existing or alleged default by either party under this Lease with respect to which a notice of default has been served and if there is any such default, specifying the nature and extent thereof;

         (e) whether there are any defences or counterclaims against enforcement of the obligations to be performed by the Tenant under this Lease; and

         (f)      INTENTIONALLY DELETED.

(2) WITHIN TEN (10) BUSINESS DAYS AFTER REQUEST THEREFOR BY NOTICE BY THE TENANT, THE LANDLORD SHALL DELIVER A STATUS STATEMENT OR CERTIFICATE TO THE TENANT, OR TO ANY PROPOSED TRANSFEREE, OR AS THE TENANT MAY DIRECT, STATING (IF SUCH IS THE CASE) THOSE MATTERS SET OUT IN SECTION 12.01 (1) (a) TO (e), inclusive.

SECTION 12.02 - SUBORDINATION AND ATTORNMENT

         SUBJECT TO THE PROVISIONS OF THE FOLLOWING PARAGRAPH OF THIS SECTION 12.02, it is a condition of this Lease and the Tenant's rights granted hereunder that this Lease and all of the rights hereunder are and shall at all times be subject and subordinate to any and all Mortgages from time to time in existence against the Lands. Upon request, the Tenant shall subordinate the Lease and all of its rights hereunder in such form as the Landlord reasonably requires to any and all Mortgages, and to all advances made or hereafter to be made upon the security thereof and, if requested, the Tenant shall attorn to the holder thereof. Any subordination will provide that the rights of the Tenant under this Lease shall not be interfered with so long as the Tenant is not in default hereunder. The form of such subordination shall be as required by the Landlord or any Mortgagee.

         The Landlord shall use reasonable efforts to obtain a non-disturbance agreement in writing from any Mortgagee. such non-disturbance agreement shall be provided to the Tenant, provided the Tenant is not then in material default, the Tenant having been provided sufficient Notice of such default with an adequate opportunity to rectify same, as provided in the Lease, and shall entitle the Tenant to remain undisturbed in its possession of the Leased Premises subject to the terms and conditions of this Lease, notwithstanding the exercise of any and all of the rights of any such Mortgagee and the Tenant shall not be bound to subordinate or postpone to any future Mortgage unless a non-disturbance agreement is provided.

SECTION 12.03 - ATTORNEY - INTENTIONALLY DELETED

SECTION 12.04 - FINANCIAL INFORMATION

         ONLY IN THE EVENT OF ARREARS OF RENT, the Tenant shall, upon request, provide the Landlord with such information as to the Tenant's or any Indemnifier's financial standing and corporate organization as the Landlord or the Mortgagee requires. Failure by the Tenant to comply with the Landlord's request herein shall constitute a default under the terms of this Lease and the Landlord shall be entitled to exercise all of its rights and remedies provided for in this Lease.

SECTION 12.05 - ACKNOWLEDGEMENT OF TITLE

                  The Tenant acknowledges that its interest under this Lease is subject to:

         (a) covenants, restrictions, easements, agreements and reservations of record, and any easements, licences, rights-of-way and cost sharing arrangements and agreements respecting the same hereafter made in connection with the provision of access or services to the Complex or otherwise in connection with the Common Facilities and which may affect the Landlord's title;

         (b) all laws, by-laws, ordinances, regulations and orders of the City of Mississauga, Province of Ontario and Government of Canada, and of all statutory commissions, boards and bodies having jurisdiction over the Leased Premises;

         (c) the condition of the Landlord's tide existing at the date hereof; and

         (d) municipal realty taxes, local improvement rates, duties, assessments, water and sewer rates and other impositions accrued or unaccrued.

                                  ARTICLE XIII

                                    DEFAULT

SECTION 13.01 - RIGHT TO RE-ENTER

                  If and whenever:

         (a) the Tenant fails to pay any Basic Rent or Additional Rent or other sums due hereunder on the day or dates appointed for the payment thereof (providing the Landlord first gives five (5) days' Notice to the Tenant of any such failure); or

         (b) the Tenant fails to observe or perform any other of the terms, covenants or conditions of this Lease to be observed or performed by the Tenant (other than the terms, covenants or conditions set out below in subparagraphs (c) to (1), inclusive, for which no Notice shall be required), provided the Landlord first gives the Tenant ten (10) BUSINESS days' (or such shorter period of time as is otherwise provided herein) Notice of any such failure to perform and the Tenant within such period of ten (10) BUSINESS days (or such shorter period, as aforesaid) fails to commence diligently and, thereafter, to proceed diligently to cure any such failure to perform; or

         (c) the Tenant or any agent of the Tenant FRAUDULENTLY falsifies any report or statement required to be furnished to the Landlord pursuant to this Lease PROVIDED THE LANDLORD FIRST GIVES THE TENANT TEN (10) BUSINESS DAYS NOTICE OF ANY SUCH FAILURE AND THE TENANT WITHIN SUCH TEN (10) BUSINESS DAYS FAILS TO CURE SUCH REPORT OR STATEMENTS; or

         (d) the Tenant or any Indemnifier of this Lease or any person occupying the Leased Premises or any part thereof or any licensee, concessionaire or franchisee operating any business in the Leased Premises becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes any assignment for the benefit of creditors or any arrangement or compromise; or

         (e) a receiver or a receiver and manager is appointed for all or a portion of the property of the Tenant, any Indemnifier or any such occupant, licensee, concessionaire or franchisee AND SUCH APPOINTMENT IS NOT CONTESTED IN GOOD FAITH or a material adverse change in the financial status of the Indemnifier occurs; or

         (f) any steps are taken or any action or proceedings are instituted by the Tenant or by any other party including, without limitation, any court or governmental body of competent jurisdiction for the dissolution, winding-up or liquidation of the Tenant or its assets OTHER THAN IN CONNECTION WITH A BONA FIDE CORPORATE REORGANIZATION OF THE TENANT; or

         (g) the Tenant makes a sale in bulk of any of its assets wherever situate (other than a bulk sale made pursuant to a permitted Transfer hereunder and pursuant to the Bulk Sales Act of Ontario); or

         (h)      the Tenant abandons or attempts to abandon the Leased
                  Premises; or

         (i) the Leased Premises become and remain vacant for a period of five (5) consecutive days or are used by any persons other than such as are entitled to use them hereunder PROVIDED THAT IF THE TENANT GIVES NO LESS THAN THIRTY (30) DAYS' PRIOR NOTICE TO THE LANDLORD, SUCH NOTICE STATING THE TENANT'S BUSINESS REASONS FOR VACATING THE LEASED PREMISES AND CONTAINING AN ACKNOWLEDGEMENT THAT THE TENANT IS NOT RELEASED FROM ITS OBLIGATIONS UNDER THE LEASE, THE TENANT MAY SO VACATE; or

         (j) the Tenant purports to make a Transfer, except in a manner permitted by this Lease; or

         (k) this Lease or any of the Tenant's assets IN THE LEASED PREMISES are taken under any writ of execution AND SUCH TAKING IS NOT CONTESTED IN GOOD FAITH; or

         (l)      re-entry is permitted under any other terms of this Lease

then and in every such case, the Landlord, in addition to any other rights or remedies it has pursuant to this Lease or by law, has the immediate right of re-entry upon the Leased Premises and it may repossess the Leased Premises and enjoy them as of its former estate and may expel all persons and remove all property from the Leased Premises and such property may be removed and sold or disposed of by the Landlord as it deems advisable or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

SECTION 13.02 - RIGHT TO RE-LET

         If the Landlord elects to re-enter the Leased Premises as herein provided or it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as are necessary to re-let the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term) and at such rent and upon such other terms, covenants and conditions as the Landlord in its sole discretion, acting reasonably, considers advisable. Upon each such reletting, all rent received by the Landlord from such re-letting shall be applied, first, to the payment of any indebtedness other than Basic Rent or Additional Rent due hereunder from the Tenant to the Landlord; second, to the payment of any brokerage fees and legal fees and of costs of such alterations, repairs and re-letting (including tenant inducements); third, to the payment of Basic Rent and Additional Rent due and unpaid hereunder; and the residue, if any, to the extent applicable to any period of time within the Term, shall be held by the Landlord and applied in payment of future rent as the same becomes due and payable hereunder. If such rent to be received from such re-letting during any month is less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay any such deficiency which shall be calculated and paid monthly in advance on or before the first day of each and every month. No such re-entry or taking possession of the Leased Premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a Notice of such intention is given to the Tenant. Notwithstanding any such re-letting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

SECTION 13.03 - TERMINATION

         If the Landlord at any time terminates this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all damages it incurs by reason of such breach, including the cost of recovering the Leased Premises, legal fees (on a solicitor and his client basis) and including the worth at the time of such termination of the excess, if any, of the amount of Basic Rent, Additional Rent and charges equivalent to the Basic Rent, Additional Rent and other charges required to be paid pursuant to this Lease for the remainder of the stated Term over the then reasonable rental value of the Leased Premises for the remainder of the stated Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord. THE LANDLORD SHALL USE ALL REASONABLE EFFORTS TO MITIGATE ITS DAMAGES.

SECTION 13.04 - ACCELERATED RENT

         In any of the events referred to in Section 13.01, in addition to any and all other rights available to the Landlord, the full amount of the current month's instalment of Basic Rent and of all Additional Rent for the current month, together with the next three (3) months' instalments of Basic Rent and of all Additional Rent for the next three (3) months, all of which shall be deemed to be accruing due on a day-to-day basis, shall immediately become due and payable as accelerated rent, and the Landlord may immediately distrain for the same, together with any arrears then unpaid.

SECTION 13.05 - EXPENSES

         If legal action is brought for recovery of possession of the Leased Premises, for the recovery of Basic Rent or Additional Rent or any other amount due under the Lease, or because of the breach of any other terms, covenants or conditions herein contained on the part of the Tenant to be kept or performed, and such breach is established, the Tenant shall pay to the Landlord all expenses incurred therefor, including legal fees (on a solicitor and client basis).

SECTION 13.06 - WAIVER OF EXEMPTION FROM DISTRESS

         The Tenant hereby agrees with the Landlord that notwithstanding anything contained in Section 30 of R.S.O. 1990, c. L. 7, or any Statute subsequently passed to take the place of or amend the said Act, none of the goods and chattels of the Tenant at any time during the continuance of the Term on the Leased Premises shall be exempt from levy by distress for Basic Rent or Additional Rent in arrears and the Tenant waives any such exemption. If any claim is made for such exemption by the Tenant or if a distress is made by the Landlord, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right of the Landlord to levy such distress.

SECTION 13.07 - LANDLORD MAY CURE TENANT'S DEFAULT OR
                      PERFORM TENANT'S COVENANTS

         If the Tenant fails to pay when due any amounts or charges required to be paid pursuant to this Lease, the Landlord after giving five (5) days' Notice to the Tenant may, but shall not be obligated to, pay all or any part of the same. If the Tenant is in default in the performance of any of its covenants or obligations hereunder (other than the payment of Basic Rent, Additional Rent or other sums required to be paid pursuant to this Lease), the Landlord may, but shall not be obligated to, from time to time after giving such Notice as is

REQUIRED BY THIS LEASE (or without notice in the case of an emergency) having regard to the circumstances applicable, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose may do such things as may be required, including, without limitation, entering upon the Leased Premises and doing such things upon or in respect of the Leased Premises or any part thereof as the Landlord reasonably considers requisite or necessary. All OUT-OF-POCKET expenses incurred and expenditures made pursuant to this
Section 13.07 including the Landlord's overhead in connection therewith plus a sum equal to FIFTEEN (15%) thereof shall be paid by the Tenant as Additional Rent forthwith upon demand.

SECTION 13.08 - ADDITIONAL RENT

         If the Tenant is in default in the payment of any amounts or charges required to be paid pursuant to this Lease, they shall, if not paid when due, be collectible as Additional Rent forthwith on demand, but nothing herein contained is deemed to suspend or delay the payment of any amount of money at the time it becomes due and payable hereunder, or limit any other remedy of the Landlord. The Tenant agrees that the Landlord may, at its option, apply or allocate any sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord sees fit. All such monies payable to the Landlord hereunder shall bear interest at a rate per annum which is THREE
(3) percentage points in excess of the Bank Rate calculated on a daily basis from the time such sums become due until paid by the Tenant.

SECTION 13.09 - REMEDIES GENERALLY

         Mention in this Lease of any particular remedy of the Landlord in respect of the default by the Tenant does not preclude the Landlord from any other remedy in respect thereof, whether available at law or in equity or by statute or expressly provided in this Lease. No remedy shall be exclusive or dependant upon any other remedy, but the Landlord may from time to time exercise any one or more of such remedies generally or in combination, such remedies being cumulative and not alternative. In the event of a breach or threatened breach by THE LANDLORD or the Tenant of any of the covenants, provisions or terms hereof, the Landlord OR THE TENANT shall have the right to invoke any remedy allowed at law or in equity (including injunction).

SECTION 13.10 - HOLDING OVER

         If the Tenant shall hold over after the original Term or any extended term hereof WITHOUT the consent of the Landlord, such holding over shall be construed to be a tenancy from month to month only and shall have no greater effect, any custom, statute, law or ordinance to the contrary notwithstanding. Such month-to-month tenancy shall be governed by the terms and conditions hereof, notwithstanding any statutory provision or rule of law to the contrary. During any such period of holding over, the Tenant shall be required to pay the monthly Basic Rent payable during the month immediately preceding the expiration or termination of this Lease times ONE HUNDRED AND FIFTY PERCENT (150%), plus all Additional Rent payable hereunder. The rights of the Landlord under this section shall be in addition to all other remedies available to the Landlord under this Lease or otherwise at law or in equity arising as a result of such holding over.

SECTION 13.11 - NO WAIVER

         The failure of the Landlord to insist upon a strict performance of any of the covenants and provisions herein contained shall not be deemed a waiver of any rights or remedies that the Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the covenants and provisoes herein contained.

                                  ARTICLE XIV

                                 MISCELLANEOUS

SECTION 14.01 - RULES AND REGULATIONS

         The Landlord shall have the right at its discretion to make reasonable rules and regulations (the "Rules and Regulations"), including without limitation, those set out in Schedule "C" attached not contrary to the spirit and intent of this Lease which may from time to time be needful for the safety, care, cleanliness and proper administration of the Complex including the Leased Premises, and for the preservation of good order therein. The Rules and Regulations are hereby made a part of this Lease as if they were embodied herein, and the Tenant, its agents, invitees, servants, employees and licensees shall comply with and observe the same. Failure by the Tenant to keep and observe any of the Rules and Regulations now or from time to time in force constitutes a default under this Lease in such manner as if the same were contained herein as covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations and Notice of the Rules and Regulations and amendments and supplements, if any, shall be given to the Tenant and the Tenant shall thereupon comply with and observe all such Rules and Regulations, provided that no Rule or Regulation shall contradict any terms, covenants and conditions of this Lease.

         The Landlord is not responsible to the Tenant in the event of non-observance or violation of any of such Rules and Regulations or of the terms, covenants or conditions of any other lease of the premises in the Complex BUT SHALL USE REASONABLE EFFORTS TO enforce any such Rules and Regulations or terms, covenants or conditions AGAINST ALL TENANTS OF THE COMPLEX.

SECTION 14.02 - SECURITY DEPOSIT

         The Landlord acknowledges receipt from the Tenant of the Security Deposit which shall BE HELD BY THE LANDLORD IN AN INTEREST BEARING ACCOUNT (WITH INTEREST ACCRUING TO THE BENEFIT OF THE TENANT) AS SECURITY FOR THE FAITHFUL PERFORMANCE BY THE TENANT OF ALL OF THE TERMS, COVENANTS, CONDITIONS AND OBLIGATIONS OF THE LEASE BY THE TENANT TO BE KEPT, OBSERVED AND PERFORMED FOR THE FIRST TWO (2) YEARS OF THE TERM. IF AT ANY TIME DURING THE FIRST TWO (2) YEARS OF THE TERM, THE BASIC RENT OR ADDITIONAL RENT OR ANY OTHER SUMS PAYABLE BY THE TENANT TO THE LANDLORD UNDER THE LEASE ARE OVERDUE AND UNPAID, OR IF THE TENANT FAILS TO KEEP AND PERFORM ANY OF THE TERMS, COVENANTS, CONDITIONS AND OBLIGATIONS OF THIS LEASE TO BE KEPT, OBSERVED AND PERFORMED BY THE TENANT, THEN THE LANDLORD AT ITS OPTION MAY APPROPRIATE AND APPLY THE SECURITY DEPOSIT, OR SO MUCH THEREOF AS IS NECESSARY TO COMPENSATE THE LANDLORD FOR LOSS OR DAMAGE SUSTAINED OR SUFFERED BY THE LANDLORD DUE TO SUCH BREACH ON THE PART OF THE TENANT. IF THE SECURITY DEPOSIT, OR ANY PORTION THEREOF, IS APPROPRIATED AND APPLIED BY THE LANDLORD FOR THE PAYMENT OF OVERDUE BASIC RENT OR ADDITIONAL RENT OR OTHER SUMS DUE AND PAYABLE TO THE LANDLORD BY THE TENANT UNDER THE LEASE, THEN THE TENANT SHALL FORTHWITH REMIT TO THE LANDLORD A SUFFICIENT AMOUNT IN CASH TO RESTORE THE SECURITY DEPOSIT TO THE ORIGINAL AMOUNT OF THE SECURITY DEPOSIT AND THE TENANT'S FAILURE TO DO SO WITHIN FIVE (5) DAYS AFTER RECEIPT OF SUCH DEMAND CONSTITUTES A BREACH OF THE LEASE. AT THE EXPIRY OF THE SECOND YEAR OF THE TERM, AT THE LANDLORD'S OPTION, THE SECURITY DEPOSIT SHALL EITHER BE APPLIED TO RENT DUE BY THE TENANT IMMEDIATELY FOLLOWING THE EXPIRY OF THE SECOND YEAR OF THE TERM OR RETURNED TO THE TENANT, PROVIDED THAT IF, AT THE EXPIRY OF THE SECOND YEAR OF THE TERM, THE TENANT IS IN DEFAULT UNDER THE TERMS OF THE LEASE, THE LANDLORD SHALL BE ENTITLED TO RETAIN THE SECURITY DEPOSIT UNTIL SUCH TIME AS THE TENANT IS NO LONGER IN DEFAULT UNDER THE TERMS OF THE LEASE.

SECTION 14.03 - PEST CONTROL

         In accordance with Section 5.03, the Tenant shall enter into a service contract for the control and extermination of pests and vermin providing for regular inspections and spraying of the Leased Premises in order to control pests and vermin in accordance with all applicable laws, by-laws, ordinances and regulations of any governmental or other authority having jurisdiction. All amounts incurred under such service contract shall be for the Tenant's sole cost.

SECTION 14.04 - OBLIGATIONS AS COVENANTS

         Each obligation or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

SECTION 14.05 - AMENDMENTS AND SUPPLEMENTARY LEASE PROVISIONS

         This Lease shall not be modified or amended except by an instrument in writing of equal formality herewith and signed by the parties hereto or by their permitted successors or assigns. Each of the Landlord and Tenant agrees that, if a Schedule "E" is annexed to this Lease, the terms and provisions thereof shall be binding upon the parties hereto as part of the Lease.

SECTION 14.06 - CERTIFICATES

         The following certificates shall be conclusive and binding upon the parties to this Lease in respect of any question of fact or opinion in dispute with respect to the matters stipulated UNLESS SHOWN TO BE ERRONEOUS IN SOME MATERIAL RESPECT:

         (a) a certificate procured by the Landlord from an INDEPENDENT architect, professional engineer, quantity surveyor or other individual qualified in the Landlord's sole opinion, as to the Rentable Area of the Leased Premises, or the Total Rentable Area, any question of fact concerning the completion of any construction or other work either by the Landlord or the Tenant, the extent to which the completion of any such work has been delayed by Unavoidable Delay, the time necessary to complete repairs, the allocation of insurance proceeds, whether the Complex or any part thereof is being kept in good repair, order and condition as required by this Lease, the appropriateness of costs and expenses included in Operating Costs, the allocation of Taxes to the Leased Premises, the aggregate of the cost of the Complex and the costs of additional improvements of a capital nature, the cause of any destruction or damage, the extent to which rentable premises in the Complex are incapable of being used for their intended purposes by reason of any destruction or damage; and

         (b) a certificate procured by the Landlord from AN INDEPENDENT licensed public accountant, who may be the Landlord's auditor, as to any question of fact or opinion concerning the computation of Taxes and Operating Costs and the proper amount of any payment to the Landlord or the Tenant under this Lease.

         Any certificate procured by the Landlord shall be prepared using generally accepted practices and procedures appropriate to such certificate.

SECTION 14.07 - TIME

         Time shall in all respects be of the essence of this Lease.

SECTION 14.08 - SUCCESSORS AND ASSIGNS

         This Lease and everything contained shall extend to and bind and enure to the benefit of the Landlord and its successors and assigns and the Tenant and the Indemnifier, if any, and their respective heirs, executors, administrators and permitted successors and assigns. No rights shall enure to the benefit of any transferee unless the provisions of Article X hereof are complied with.

SECTION 14.09 - GOVERNING LAW

         This Lease shall be construed and governed by the laws of the Province of Ontario.

SECTION 14.10 - HEADINGS

         The Section numbers, article numbers, headings and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraphs or articles of this Lease nor in any way affect this Lease.

SECTION 14.11 - ENTIRE AGREEMENT

         This Lease and the schedules attached hereto and forming a part hereof and THOSE PROVISIONS OF THE AGREEMENT TO LEASE SET FORTH IN SECTION 2.03 OF THIS LEASE set forth all the covenants, promises, agreements, conditions and understandings between the Landlord and the Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them, other than as are herein and therein set forth; for greater certainty, the Tenant acknowledges that it has not entered into the Agreement to Lease or this Lease on the basis of any information contained in the promotional brochure for the Complex. In the event of a conflict between the provisions of this Lease and the provisions of THOSE PARAGRAPHS OF THE AGREEMENT TO LEASE SET OUT IN SECTION 2.03, THOSE PARAGRAPHS OF THE AGREEMENT TO LEASE SET OUT IN SECTION 2.03 SHALL PREVAIL, EXCEPT AS AFORESAID, THE PROVISIONS OF THE AGREEMENT TO LEASE SHALL MERGE UPON EXECUTION OF THE LEASE.

SECTION 14.12 - SEVERABILITY

         If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

SECTION 14.13 - NO OPTION

         The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

SECTION 14.14 - OCCUPANCY PERMIT

         Provided further that notwithstanding the Commencement Date of the Lease as hereinbefore set out, the Tenant shall not be permitted to enter into possession of the Leased Premises until the Tenant has obtained, at its sole expense, any required occupancy permit from the proper governmental authority. The Landlord in its sole discretion may waive this provision, provided further the Tenant agrees to use its best efforts to obtain same prior to occupancy.

SECTION 14.15 - PLACE FOR PAYMENTS

         All payments required to be made by the Tenant herein shall be made to the Landlord at the Landlord's Address or to such agent or agents of the Landlord or at such other place IN CANADA as the Landlord shall hereafter from time to time direct by Notice.

SECTION 14.16 - EXTENDED MEANINGS

         The words "hereof", "herein", "hereunder" and similar expressions used in any section or subsection of this Lease relate to the whole of this Lease and not to that section or subsection only, unless otherwise expressly provided. The use of the neuter singular pronoun to refer to the Landlord or the Tenant is deemed a proper reference, even though the Landlord or the Tenant is an individual, a partnership, a corporation or a group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 14.17 - NO PARTNERSHIP OR AGENCY

         The Landlord does not in any way or for any purpose become a partner of the Tenant in the conduct of its business or otherwise or a joint venture or a member of a joint enterprise with the Tenant, nor is the relationship of principal and agent created.

SECTION 14.18 - UNAVOIDABLE DELAY

         Notwithstanding anything to the contrary contained in this Lease, if either party hereto is bona fide delayed, or hindered in or prevented from the performance of, any term, covenant or act required hereunder by reason of Unavoidable Delay, then performance of such term, covenant or act is excused for the period of the delay and the party so delayed, hindered or prevented shall be entitled to perform such term, covenant or act within the appropriate time period after the expiration of the period of such delay. However, the provisions of this Section do not operate to excuse the Tenant from the prompt payment of Basic Rent, Additional Rent or any other payments required by this Lease.

SECTION 14.19 - REGISTRATION

         (a) The Tenant hereby covenants and agrees that neither the Tenant nor anyone on the Tenant's behalf or claiming under the Tenant shall register this Lease or any assignment or sublease of this Lease or any document evidencing any interest of the Tenant in the Lease or the Leased Premises. If the covenant contained in this Section 14.19(a) is breached, this Lease and the Term shall, at the option of the Landlord upon Notice to the Tenant, forthwith become forfeited and terminated and the Landlord may thereupon re-enter and repossess the Leased Premises. The Tenant acknowledges that any breach of such covenant may occasion substantial costs to the Landlord. The Tenant shall indemnify the Landlord and save it harmless from and against any loss, claim, action, damages, liability and expenses arising in connection with any breach by the Tenant of such covenant.

         (b) Notwithstanding Section 14.19(a), if either party intends to register a document for the purpose only of giving notice of this Lease or of any permitted Transfer, then upon request of such party the Landlord shall cause to be executed a short form of this Lease ("Short Form"), and the Tenant shall join therein, solely for the purpose of supporting an application for registration of notice of this Lease or of any permitted Transfers. The form of the Short Form and of the application to register notice of this Lease or of any permitted Transfer shall:

                  (i) be prepared by the Landlord or its solicitors at the Tenant's expense; and

                  (ii) only describe the registered owner of the Lands, the Tenant, the Leased Premises, the Commencement Date and the expiration of the Term, RENEWAL RIGHTS, RIGHT TO LEASE ADDITIONAL SPACE AND ANY OTHER ESSENTIAL TERMS A DESCRIPTION OF WHICH MUST BE REGISTERED IN ORDER FOR PROPER NOTICE THEREOF TO BE PROVIDED AT LAW.

         (c) All costs, expenses and taxes necessary to register or file the application to register notice of this Lease or of any permitted Transfer shall be the sole responsibility of the Tenant, and the Tenant will complete any necessary affidavits required for registration purposes, as may be required to give effect to this Section.

         (d) Notwithstanding that the Short Form may be executed and delivered after the execution and delivery of this Lease, none of the terms of this Lease shall be considered to have been superseded thereby or no longer in effect, but rather this Lease shall continue in full force and effect and continue to enure to the benefit of and be binding upon the parties to this Lease. To the extent that the terms of the Short Form are inconsistent with the terms of this Lease, the terms of this Lease shall govern.

SECTION 14.20 - JOINT AND SEVERAL LIABILITY

         The liability to pay Rent and perform all other obligations under this Lease of each individual, corporation, group, partnership or business association signing this Lease or otherwise agreeing to be bound by the terms hereof and of each partner or member of any such group, partnership or business association, the partners or members of which are by law subject to personal liability, shall be deemed to be joint and several (including, in any event, any person who ceases to be a partner or member or any person who becomes a partner or member, in each case following the execution of this Lease).

SECTION 14.21 - NAME OF COMPLEX

         The Landlord may designate, change, alter or remove the name of the Complex or any part thereof at any time without requiring the Tenant's consent thereto or incurring any liability to the Tenant thereby.

         Any trade name or mark adopted by the Landlord for the Complex shall be used by the Tenant only in association with its business conducted in or from the Leased Premises and subject to such limitations, regulations and restrictions as the Landlord may from time to time impose on its use. The Tenant will not acquire any rights to or interest in any such trade name or mark and shall cease all use thereof upon ceasing to be a permitted occupant of the Leased Premises.

SECTION 14.22 - CHANGES IN THE COMPLEX

         This Lease shall affect only the Lands from time to time comprising the Complex as designated by the Landlord and as such Lands may from time to time be altered, varied, diminished, enlarged or supplemented by the Landlord. The Tenant shall, at the request of the Landlord, enter into such further assurances, releases or other documents as may reasonably be required by the Landlord to give effect to such alteration, variation, diminution, enlargement or supplementation, provided such does not unreasonably affect access to the Leased Premises.

SECTION 14.23 - COMPLIANCE WITH THE PLANNING ACT

         It is an expressed condition of this Lease and the Landlord and the Tenant so agree and declare that the provisions of Section 50(3), R.S.O. 1990,
c. P. 13, and amendments thereto, be complied with if applicable in law. Until any necessary consent to the Lease is obtained, the term of this Lease and the Tenant's rights and entitlement granted by this Lease are deemed to extend for a period not exceeding twenty-one (21) years less one (1) day. The Tenant shall apply diligently to prosecute such application for such consent forthwith upon the execution of the Lease by both the Landlord and the Tenant and the Tenant shall be responsible for all costs, expenses, taxes and levies imposed, charged or levied as a result of such application and in order to obtain such consent. The Tenant shall keep the Landlord informed, from time to time, of its progress in obtaining such consent and the Landlord shall co-operate with the Tenant in regard to such application. Notwithstanding the foregoing provisions of this Section 14.23, the Landlord reserves the right at any time, to apply for such consent in lieu of the Tenant (on behalf and at the expense of the Tenant) and the Tenant's application is hereby expressly made subject to any application which the Landlord intends to make.

                                   ARTICLE XV

                   IDEMNITY AGREEMENT - INTENTIONALLY DELETED

SECTION 15.01 - INDEMNITY - INTENTIONALLY DELETED

SECTION 15.02 - FURTHER ASSURANCES - INTENTIONALLY DELETED

IN WITNESS WHEREOF the Landlord and the Tenant have executed this Lease.

LANDLORD:-                              CIBC DEVELOPMENT CORPORATION


                                        By: /s/ Jane McGuire
                                           --------------------------------
                                           Jane McGuire
                                           VP, Finance & Corporate Services

                                       And: /s/ Don Harrison
                                           --------------------------------
                                           Don Harrison
                                           VP Leasing & Business Development


TENANT:-                               LOYALTY MANAGEMENT
                                         GROUP CANADA INC.

                                       By: /s/ John Scullion
                                          --------------------------------
                                          John Scullion
                                          Chief Operating Officer

                                       And: /s/ Michael Kline
                                           -------------------------------
                                           Michael Kline
                                           Vice President, Legal Services

                                  SCHEDULE "A"

                       5055 SATELLITE DRIVE, MISSISSAUGA

         ALL AND SINGULAR that certain parcel or tract of land and premises, situate, lying and being in the City of Mississauga, in the Regional Municipality of Peel, and being composed of the part of Block 8 according to a Plan registered in the Land Registry Office for the Land Titles Division of Peel Region as Plan 43M-793 being parts 1 to 12 on Plan 43R-23160, part of PIN 13297-0243.

                                  SCHEDULE "B"

     The Floor Plan is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord as to the exact location, configuration and layout.


                                      [MAP]

INITIALLED FOR IDENTIFICATION:

CIBC DEVELOPMENT CORPORATION               LOYALTY MANAGEMENT GROUP CANADA INC.

   [ILLEGIBLE]                                   [ILLEGIBLE]

_________________________________          ____________________________________


   [ILLEGIBLE]                                   [ILLEGIBLE]
_________________________________          ____________________________________

                                  SCHEDULE "C"

                              RULES AND REGULATIONS

1. The sidewalks, driveways, parking areas, entry passages, fire escapes and stairways, if any, shall not be obstructed by any of the tenants, or used by them for any purpose other than ingress and egress to and from their respective premises. Tenants shall not place or allow to be placed in the Complex or Common Facilities any waste paper, dust, garbage, refuse or anything whatever that would tend to make them unclean or untidy.

2. The water closets or other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants or employees the same is caused. Tenants shall not let the water run unless it is in actual use, nor shall they deface any part of the Complex.

3. No tenant shall do or permit anything to be done in their respective premises or bring or keep anything therein which will in any way increase the risk of fire or obstruct or interfere with the rights of other tenants or violate or act at variance with the laws relating to fires or with the regulations of any fire department or any board of health.

4. Tenant, their clerks or servants shall not interfere with other tenants or those having business with them.

5. Nothing shall be thrown by the tenants, their clerks or servants out of the windows or doors or down the passages of the Complex.

6. No birds or animals shall be kept in or about the Complex nor shall the tenants operate or permit to be operated any musical or sound producing instrument or device inside or outside their respective premises which may be heard outside their premises, or which may be deemed to be a nuisance to other tenants of the Complex.

7. No one shall use the Complex or any part thereof for sleeping apartments or residential purposes or for the storage of personal effects or articles other than those required for business purposes.

8. All tenants must observe strict care not to allow their windows or doors to remain open so as to admit rain or snow or so as to interfere with the heating of the Complex. Any injury or damage caused to the Complex or its appointments, furnishings, heating and other appliances or to any other tenant by reason of windows or doors being left open so as to admit rain or snow or by interferences with or neglect of the heating appliances or by reason of the tenant or other person or servant subject to it shall be made good by the tenant in whose premises the neglect, interference or misconduct occurred.

9. It shall be the duty of the respective tenants to assist and co-operate with the Landlord in preventing injury to the premises demised to them respectively.

10. No inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in any tenant's premises. Nothing shall be placed on the outside of window sills or projections.

11. No bicycles or other vehicles shall be brought within the Complex except in the parking garage, if any.

12. The parking of cars, shall be subject to the reasonable regulations of the Landlord.

13. Tenants shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of their respective premises or the Complex except with the prior written consent of the Landlord as it may direct, OTHER THAN IN CONNECTION WITH SUCH DECORATION AS IS USUAL IN THE OCCUPATION OF PREMISES LIKE THE LEASED PREMISES, OR OTHERWISE IN ACCORDANCE WITH THIS LEASE.

14. The Tenant agrees to surrender to the Landlord on the termination of the Lease all keys to the said premises.

15. SUBJECT TO PARAGRAPH 5 OF SCHEDULE "E, if the Tenant desires telegraph or telephone, it shall be the Tenant's responsibility to call Bell or other private signal connectors and the Landlord reserves the right to direct the electricians or other workmen as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires shall take place. No other wires of any kind shall be introduced without the written consent of the Landlord.

16. Nothing shall be placed on the outside of windows or projections of the Leased Premises. No airconditioning equipment shall be placed at the windows of the Leased Premises without the prior written consent of the Landlord.

17. All glass, locks and trimmings in or upon the doors or windows of the Leased Premises shall be kept whole and whenever any part thereof shall become broken, the same shall be immediately replaced or repaired under the direction and to the satisfaction of the Landlord, and such replacements and repairs shall be paid for by the Tenant.

18. No heavy equipment of any kind shall be moved within the Complex without skids being placed under the same, and without the consent of the Landlord in writing.

19. Any person entering upon the roof of the Complex does so at his own risk.

20. No tenant shall be permitted to do cooking or to operate cooking apparatus except in a portion of the Complex leased for that purpose.

21. The Tenant shall leave the Leased Premises in a condition suitable for the performance by the Landlord or its janitorial services, if any.

22. The Tenant shall not install or cause to be installed any vending machines in the Leased Premises SAVE AND EXCEPT ANY VENDING MACHINES FOR THE EXCLUSIVE USE OF THE TENANT IN THE LEASED PREMISES.

23. THE LANDLORD SHALL PROVIDE THE TENANT ACCESS TO THE LEASED PREMISES DURING HOURS OUTSIDE THE NORMAL HOURS OF BUSINESS SUBJECT TO THE LANDLORD'S REASONABLE SECURITY REQUIREMENTS FOR THE COMPLEX.

24. The Landlord reserves the right to close or otherwise restrict the use of the parking areas after the normal hours of business PROVIDED THAT THE LANDLORD SHALL NOT MATERIALLY IMPEDE THE TENANT'S ACCESS TO THE LEASED PREMISES AND ITS USE OF THE PARKING AREAS.

25. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be needful for the safety, care, cleanliness and appearance of the Complex and premises therein, and for the preservation of good order therein and the same shall be kept and observed by the tenants, their clerks and servants. The Landlord is not liable to the Tenant for breaches thereof by other tenants.

                                  SCHEDULE "D"

                      ACKNOWLEDGMENT OF COMMENCEMENT DATE

TO:              CIBC DEVELOPMENT CORPORATION
                 (THE "LANDLORD").

AND TO:
       -------------------------------------
         The undersigned Tenant under a certain lease between the undersigned and the Landlord dated (the "Lease"), hereby acknowledges and certifies to you that:

1.       The Commencement Date of the Lease was _________________, 19__.

2. We have accepted possession of the Leased Premises pursuant to the terms of the Lease and are now in possession thereof.

3. The Leased Premises have been erected and delivered in accordance with the terms of the Lease.

4. The Leased Premises have been fixtured and our normal business operations are being conducted therein.

5. There has been no violation of any of the terms of the Lease, there is no set-off of Rent or any other payment under the Lease, and none of the Rent reserved under the Lease has been prepaid.

6. There is no violation of any of the terms of the Lease either on the part of the Landlord or the Tenant.

7. The Lease is now in full force and effect in accordance with the terms, and there are no oral or written modifications, violations or alterations thereof.

8.       We have no knowledge of any assignment of the Lease.

         DATED at ___________________ this _____ day of _______________, 19__.

Tenant:

                                        Per:

                                           Title:

                                                                         (c/s)



                                        Per:

                                           Title:

                                  SCHEDULE "E"

                         SUPPLEMENTARY LEASE PROVISIONS

         With reference to the Lease dated the 19th day of October, 1998 made between CIBC Development Corporation, as Landlord, and Loyalty Management Group Canada Inc., as Tenant, pertaining to Leased Premises at 5055 Satellite Drive, and with specific reference to Section 14.05 therein, the following supplementary provisions shall be a part of the Lease:

1. TENANT'S OPTION TO TERMINATE:

         The Landlord hereby agrees to grant to the Tenant the one time option to terminate the Lease with respect to the whole of the Leased Premises (the "Termination Option") effective the last day of the fifth (5th) year of the Term (the "Termination Date") provided the Tenant has fulfilled the following provisions:

         (a) the Tenant has provided the Landlord with at least twelve (12) months' Notice prior to the Termination Date of its intention to exercise its Termination Option failing which this Termination Option shall be deemed to be of no further force or effect; and

         (b) the Tenant shall pay to the Landlord an amount equal to $40.00 per square foot of Rentable Area of the Leased Premises, such amount to be paid to the Landlord by certified cheque on the Termination Date; and

         (c)      the Tenant is not THEN in default under the Lease;

         (d) the Termination Option as contemplated herein shall apply only so long as the Tenant is Loyalty Management Group Canada Inc. or a permitted assignee pursuant to Section 10.07A of this Lease, it being understood that such Termination Option is personal to Loyalty Management Group Canada Inc. or a permitted assignee pursuant to Section 10.07A of this Lease and may not be transferred to any other assignee, subtenant or other transferee; and

         (e) the Landlord and the Tenant shall execute a surrender of lease, and any other documents reasonably required by the Tenant's or Landlord's solicitor upon the Termination Date provided payment has been made by the Tenant to the Landlord pursuant to sub-section (b) above; and

         (f) the Termination Option as contemplated in this Paragraph 1 of Schedule "E" is only exercisable once and as detailed herein.

2. TENANT'S OPTION TO RENEW:

         (1) The Landlord hereby agrees to extend the Term for a period of five (5) years (the "Renewal Term") beginning on the expiry of the Term of the Lease, with respect to the Leased Premises, subject to the following:

                  (a) such option shall be exercisable by Notice by the Tenant delivered to the Landlord not more than twelve
                           (12) months and not less than nine (9) months prior to the expiry of the Lease (and failing such timely exercise by the Tenant such option shall expire and be of no further force or effect) and shall only be exercisable if the Tenant is not then in default of the provisions of this Lease; and

                  (b) the extension of the Term upon the exercise of such option shall be upon and subject to the terms of this Lease except:

                           (i) there shall be no further renewal option of the Tenant to extend the Term beyond the expiration of the Renewal Term;

                           (ii) the annual amount of Basic Rent per square foot of Rentable Area payable under Section
                                    2.06 of this Lease throughout the Renewal
                                    Term shall be the then Fair Market Rent for the Leased Premises; and

                           (iii) there shall not exist during the Renewal Term, and no renewal or extension lease shall contain any reference to any rights to Landlord's work or leasehold improvement allowances such as those contained in Paragraphs 9 and 11 of the Agreement to Lease or options to acquire further space such as that contained in Paragraph 3 of this Schedule "E", such rights being deemed to have expired with the expiry of the original Term of this Lease, or as otherwise therein expressly set out.

         (2) In this Paragraph 2 of Schedule "E", the "then Fair Market Rent for the Leased Premises" means that annual amount of basic rent which the Landlord and the Tenant agree to be the fair market rent then prevailing for the Leased Premises as at the Renewal Term commencement date, having regard to leasing commissions, tenant inducements and improved office premises similar to the Leased Premises which are comparable in size, location, type and condition and leased for a similar term as at the Renewal Term commencement date.

         (3) If, by the date four (4) months prior to the date upon which the Renewal Term is to begin, the Landlord and the Tenant have been unable to agree in writing upon the then Fair Market Rent for the Leased Premises, the then Fair Market Rent for the Leased Premises (the "Issue") shall be determined by arbitration and the following shall apply:

                  (a) upon Notice by either party to the other, the parties shall meet and attempt to appoint a single arbitrator. If either party shall fail to name an arbitrator, then the arbitrator shall be appointed by a Judge of the Ontario Court of Justice, General Division, pursuant to Section 8 of the ARBITRATIONS ACT (ONTARIO) upon application of the parties. The provisions of the ARBITRATIONS ACT (ONTARIO) shall apply to any such application;

                  (b) the arbitrator shall forthwith hear and determine the Issue. The decision of the arbitrator, shall be made within thirty (30) days after the appointment of the arbitrator, subject to any reasonable delay due to unforeseen circumstances;

                  (c) the decision of the arbitrator shall be signed and shall be final and binding upon the parties hereto;

                  (d) the arbitrator will have the power to obtain the assistance of any expert and to act upon such assistance;

                  (e) the compensation and expenses of the arbitrator shall be paid in equal proportions by the parties hereto unless the arbitrator determines otherwise, except that each party shall be responsible for its respective solicitor's fee and witnesses; and

                  (f) in no event may the award of the arbitrator be lower than the amount offered by the Tenant to resolve the Issue nor higher than the amount offered by the Landlord to resolve the Issue.

         (4) If the Issue has not been determined by the commencement date of the Renewal Term, pending such determination the Tenant shall pay Basic Rent at the rate specified for the last year of the Term, and the parties shall readjust as of such date from such commencement date promptly upon such determination having been made with interest at the Bank Rate.

         (5) This Option to Renew contemplated herein shall apply only so long as Loyalty Management Group Canada Inc. or a permitted transferee pursuant to Section 10.07A herein, is in occupation of the whole of the Leased Premises, it being understood that such option is personal to Loyalty Management Group Canada Inc. or a permitted transferee pursuant to Section 10.07A herein and may not be OTHERWISE transferred to any assignee, subtenant or other transferee.

3. TENANT'S FIRST RIGHT TO LEASE:

         (1) Provided that the Tenant is not THEN in default of the provisions of the Lease and has not been in default hereunder on a consistent basis the Landlord hereby grants to the Tenant a one time right during the Term to lease the premises immediately adjacent to the Leased Premises (the "Additional Premises") as identified on Schedule "B" of this Lease as Area "A" and Area "B" and outlined in blue.

         (2) PROVIDED THAT THE TENANT IS NOT THEN IN DEFAULT OF THE PROVISIONS OF THE LEASE, the Landlord will notify the Tenant in writing as to the availability of the Additional Premises, the proposed basic rent (which shall be the then Fair Market Rent (as defined in Paragraph 2 (2) above) for the Additional Premises as at the commencement date of the Additional Premises and the Tenant will have five (5) business days following receipt of notification from the Landlord within which to exercise such first right to lease. The term shall be coterminous with the Term of this Lease.

         (3) If, by the date four (4) months prior to the commencement date for the Additional Premises the Landlord and the Tenant have been unable to agree in writing upon the then Fair Market Rent for the Additional Premises, the then Fair Market Rent for the Additional Premises, shall be determined by arbitration in accordance with the terms of Paragraph 2 (3) of this Schedule "E".

         (4) If the Fair Market Rent for the Additional Premises has not been determined by the commencement date of the Additional Premises pending such determination the Tenant shall pay Basic Rent in the amount setout in Section 1.01 (10) of this Lease beginning with that prevailing for the year of the Term during which the Additional Premises commencement date occurs and the parties shall readjust as of such date from such commencement date promptly upon such determination having been made with interest at the Bank Rate.

         (5) If the Tenant advises the Landlord that it does not wish to lease the Additional Premises pursuant to this first right to lease, then the Tenant's first right to lease shall be null and void and of no further force or effect and the Landlord shall be entitled to lease any or all of the Additional Premises without further obligation to the Tenant.

         (6) Save as set out in this Paragraph 3 of Schedule "E", the terms and conditions for such Additional Premises shall be on the same terms and conditions as the Leased Premises, and the Landlord shall prepare an addendum to the Lease in respect of such Additional Premises for signature by the Tenant and the Landlord if the Tenant does so exercise its first right to lease.

4. PARKING:

         (1) The Landlord grants to the Tenant during the Term and any renewal thereof a license to park in AT LEAST 200 unreserved parking spaces IN THE COMPLEX based on the Tenant occupying 40,000 square feet of Rentable Area. It is understood that the Landlord shall be entitled at any time during the Term or any renewal thereof to re-allocate not more than 40 of the above-noted spaces to other tenants of the Complex if so required in the Landlord's opinion. If during the Term or any renewal thereof the Tenant leases additional space in the Complex the Landlord shall make available to the Tenant additional unreserved parking on a ratio of 1.75 spaces per 1,000 square feet of Rentable Area.

         (2) The Tenant agrees to comply with such reasonable parking rules as may be established from time to time by the Landlord governing the use of the parking area (the "Parking Rules").

         (3) SUBJECT TO SECTION 7.07(a), the Tenant agrees to indemnify the Landlord against all liabilities, claims, damages or expenses due to or arising out of any act, omission or neglect by the Tenant or those form whom it is at law responsible in or about the parking area or due to or arising out of any breach by either or any of them of the provisions of the Parking Rules. The Landlord shall not be liable for any loss, injury or damage caused to persons using the parking area or to automobiles, their accessories or their contents or any other property therein or thereon and the Tenant agrees that such vehicles as are parked under rights derived from this Paragraph 4 of Schedule "E", their accessories, contents and property shall be in the parking area at the sole risk of the Tenant and agrees to indemnify the Landlord against all claims, damages and expenses due to or arising out of the foregoing.

         (4) All parking spares allocated to the Tenant pursuant to Paragraph 4 (1) of this Schedule "E" shall be free of charge during the Term.

         (5) The Tenant acknowledges the existence of an easement in favour of the City of Mississauga that runs through a portion of the Lands that is designated by the Landlord for approximately 55 parking spaces. In the event that the City of Mississauga elects to utilize such portion of the Lands as may be permitted pursuant to the easement agreement, then the Tenant acknowledges and agrees that the Landlord shall have the right to reduce the parking area serving the Complex by up to 55 parking spaces from those existing as at the completion of the initial construction of the Complex. The Tenant further acknowledges and agrees that, as a result of the exercise by the Landlord of its right to reduce the parking areas serving the Complex, the number of parking spaces made available to the Tenant may be reduced by up to 20 spaces, being the Tenant's proportionate share of the 55 parking spaces based upon the Tenant leasing 40,000 square feet. In the event the Tenant leases an area of greater than 40,000 square feet (and has proportionately more parking than outlined above), the Tenant's proportionate share of the 55 parking spaces shall be greater than 20 stalls. The Landlord shall not be liable for, nor shall the Tenant be entitled to, any compensation nor shall any such reduction be deemed to be a breach of any covenant for quiet enjoyment contained in this Lease, provided however, that in not event shall the Landlord reduce the number of parking spaces allocated to the Tenant to less than the number required by the zoning bylaws or regulations governing parking requirement for the Complex.

5. COMMUNICATIONS EQUIPMENT:

         The Landlord agrees to grant to the Tenant for and during the Term of the Lease the non-exclusive license to install Communications equipment (the "Equipment") in an area on the roof of the Complex to be approved by the Landlord, for the Tenant's own use only. The Tenant's installation of the Equipment is subject to the following provisions:


         (1) The installation of the Equipment shall be conducted solely at the expense, risk and option of the Tenant and shall be in accordance with all requirements of regulatory agencies (including municipal zoning, building, height control and other applicable by-laws). The Tenant shall furnish particulars of the Equipment to be installed to the Landlord, including drawings which shall be reviewed and approved by the Landlord. The Landlord shall have rights of approval with respect to the size, location and method of installation of the Equipment, such approval not to be unreasonably withheld or delayed. During installation, the Tenant shall take all reasonable precautions to minimize interference with the Landlord and other tenants of the Complex and to avoid damage to any portions of the Complex and shall comply with the Landlord's directions as to the means by which and times at which equipment and supplies are to be moved.

         (2) It shall be the sole obligation of the Tenant and at the Tenant's sole expense, to maintain and repair the Equipment in accordance with the best standards so that it shall be at all time in good, safe and sound condition, of good appearance, properly grounded and in compliance with all required desirable standards of good maintenance. Further, it shall be the sole obligation and at the Tenant's sole expense, to repair any and all damage to the Complex caused by the installation, replacement, repair and removal of the Equipment failing which such may be completed by the Landlord as an Additional Service to the Tenant.

         (3) The Tenant shall indemnify the Landlord and save it harmless from all actions, proceedings, costs, claims, demands, losses and damages of any nature whatsoever for which the Landlord may become liable or suffer, by reason of or arising directly or indirectly out of the installation, maintenance, repair, alteration, removal, use or condition from time to time of the Equipment or in consequence of damage or interference to property or injury to or death of persons occasioned thereby.

         (4) The Tenant shall ensure that its use and operation of the Equipment shall not cause or contribute to any interference with or damage to the effective use or normal operation of any other existing electrical equipment or apparatus installed or used in or on the Complex by the Landlord, its tenants or any other person, firm or corporation whatsoever and that if and whenever such interference or damage is caused by the Tenant's Equipment to any such use or operation of such equipment or apparatus the Tenant shall be responsible for and will forthwith carry out at its own expense all acts, matters and things that may be necessary to establish the cause, and if deemed responsible therefor, to take expedient action to remedy such situation or condition and thereafter prevent a recurrence of any such damage or interference as aforesaid. The Tenant agrees that if it is unable to remedy or prevent a recurrence of any such damage or interference for which the Tenant is responsible as aforesaid, the Tenant shall, upon Notice from the Landlord forthwith remove the Equipment in accordance with the provisions of this Paragraph 5 of Schedule "E".

         (5) The Tenant shall, immediately prior to the expiration or sooner termination of the Term and at its own cost, remove the Equipment and repair any damage to the Complex caused by such removal, failing which such repairs may be completed by the Landlord as an Additional Service to the Tenant.

         (6) The Tenant shall at its cost and expense insure and keep insured the Equipment during the Term and any renewal hereof and during the removal thereof in accordance with Article VII of this Lease.

         (7) The Tenant covenants that it shall comply with the provisions of Section 8.02 of this Lease with respect to the installation, replacement, repair and removal of the Equipment.

         (8) There shall be no license fee or other charges associated with the grant of this license in favour of the Tenant. However, the Tenant shall pay to the Landlord any taxes, utility costs or other costs as may be directly attributable to the Equipment and its erection, installation, operation and maintenance upon receipt of invoice(s) therefor.

         (9) The granting of this license shall apply only so long as Loyalty Management Group Canada Inc. or a permitted transferee pursuant to Section 10.07A herein is THE TENANT, it being understood that the granting of this license is personal to Loyalty Management Group Canada Inc. or a permitted transferee pursuant to Section 10.07A and may not be transferred to any assignee, subtenant or other transferee.

6. ACCESS TO THE LEASED PREMISES:

         From and after the ACCESS DATE (AS SUCH TERM IS DEFINED IN PARAGRAPH 11C OF THE AGREEMENT TO LEASE), the Landlord shall permit the Tenant, its agents, clerks, servants, employees and other persons transacting business with it to have access to the Leased Premises by the main entrance or entrances to the Complex and the Leased Premises and to use passages therefrom at all times, 365 days a year, on a 24 hour basis, subject to the Rules and Regulations, and subject to emergencies.

7. BUSINESS DAYS:

         For the purposes of this Lease, "business day" means any day which is not a Saturday, Sunday or a statutory holiday.